Exhibit 99.1
U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.
Schedule 1.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Nine Months Ended September 30, 2023
Reported (GAAP)	$3,744	$5,339	$9,319	$8,300	$26,702	$10,431	$16,271
Acquisitions	(446)	—	—	(529)	(975)	(446)	(529)
Currency	260	430	198	32	920	843	77
Organic (Non-GAAP)	$3,558	$5,769	$9,517	$7,803	$26,647	$10,828	$15,819
Divestiture - developed market gum business	—	—	(174)	(309)	(483)	(4)	(479)
Currency impact of divestiture	—	—	3	(2)	1	(1)	2
Organic (Non-GAAP) - As Recast	$3,558	$5,769	$9,346	$7,492	$26,165	$10,823	$15,342
For the Nine Months Ended September 30, 2022
Reported (GAAP)	$2,615	$5,106	$8,210	$6,870	$22,801	$8,864	$13,937
Divestitures	(22)	—	—	—	(22)	(22)	—
Organic (Non-GAAP)	$2,593	$5,106	$8,210	$6,870	$22,779	$8,842	$13,937
Divestiture - developed market gum business	—	—	(131)	(215)	(346)	(3)	(343)
Organic (Non-GAAP) - As Recast	$2,593	$5,106	$8,079	$6,655	$22,433	$8,839	$13,594
% Change
Reported (GAAP)	43.2%	4.6%	13.5%	20.8%	17.1%	17.7%	16.7%
Organic (Non-GAAP)	37.2%	13.0%	15.9%	13.6%	17.0%	22.5%	13.5%
Organic (Non-GAAP) - As Recast	37.2%	13.0%	15.7%	12.6%	16.6%	22.4%	12.9%

Schedule 1.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended September 30, 2023
Reported (GAAP)	$1,305	$1,791	$3,086	$2,847	$9,029	$3,527	$5,502
Acquisitions	(153)	—	—	(71)	(224)	(153)	(71)
Currency	80	116	(30)	6	172	308	(136)
Organic (Non-GAAP)	$1,232	$1,907	$3,056	$2,782	$8,977	$3,682	$5,295
Divestiture - developed market gum business	—	—	(60)	(119)	(179)	(1)	(178)
Currency impact of divestiture	—	—	4	—	4	—	4
Organic (Non-GAAP) - As Recast	$1,232	$1,907	$3,000	$2,663	$8,802	$3,681	$5,121
For the Three Months Ended September 30, 2022
Reported (GAAP)	$913	$1,704	$2,649	$2,497	$7,763	$3,094	$4,669
Divestitures	(1)	—	—	—	(1)	(1)	—
Organic (Non-GAAP)	$912	$1,704	$2,649	$2,497	$7,762	$3,093	$4,669
Divestiture - developed market gum business	—	—	(42)	(70)	(112)	(1)	(111)
Organic (Non-GAAP) - As Recast	$912	$1,704	$2,607	$2,427	$7,650	$3,092	$4,558
% Change
Reported (GAAP)	42.9%	5.1%	16.5%	14.0%	16.3%	14.0%	17.8%
Organic (Non-GAAP)	35.1%	11.9%	15.4%	11.4%	15.7%	19.0%	13.4%
Organic (Non-GAAP) - As Recast	35.1%	11.9%	15.1%	9.7%	15.1%	19.0%	12.4%

Exhibit 99.1
Schedule 1.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended June 30, 2023
Reported (GAAP)	$1,228	$1,609	$2,926	$2,744	$8,507	$3,306	$5,201
Acquisitions	(137)	—	—	(240)	(377)	(137)	(240)
Currency	99	128	45	11	283	277	6
Organic (Non-GAAP)	$1,190	$1,737	$2,971	$2,515	$8,413	$3,446	$4,967
Divestiture - developed market gum business	—	—	(59)	(98)	(157)	(1)	(156)
Currency impact of divestiture	—	—	1	(2)	(1)	(1)	—
Organic (Non-GAAP) - As Recast	$1,190	$1,737	$2,913	$2,415	$8,255	$3,444	$4,811
For the Three Months Ended June 30, 2022
Reported (GAAP)	$876	$1,535	$2,626	$2,237	$7,274	$2,806	$4,468
Divestitures	(12)	—	—	—	(12)	(12)	—
Organic (Non-GAAP)	$864	$1,535	$2,626	$2,237	$7,262	$2,794	$4,468
Divestiture - developed market gum business	—	—	(48)	(83)	(131)	—	(131)
Organic (Non-GAAP) - As Recast	$864	$1,535	$2,578	$2,154	$7,131	$2,794	$4,337
% Change
Reported (GAAP)	40.2%	4.8%	11.4%	22.7%	17.0%	17.8%	16.4%
Organic (Non-GAAP)	37.7%	13.2%	13.1%	12.4%	15.8%	23.3%	11.2%
Organic (Non-GAAP) - As Recast	37.7%	13.2%	13.0%	12.1%	15.8%	23.3%	10.9%

Schedule 1.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2023
Reported (GAAP)	$1,211	$1,939	$3,307	$2,709	$9,166	$3,598	$5,568
Acquisitions	(156)	—	—	(218)	(374)	(156)	(218)
Currency	81	186	183	15	465	258	207
Organic (Non-GAAP)	$1,136	$2,125	$3,490	$2,506	$9,257	$3,700	$5,557
Divestiture - developed market gum business	—	—	(55)	(92)	(147)	(2)	(145)
Currency impact of divestiture	—	—	(2)	—	(2)	—	(2)
Organic (Non-GAAP) - As Recast	$1,136	$2,125	$3,433	$2,414	$9,108	$3,698	$5,410
For the Three Months Ended March 31, 2022
Reported (GAAP)	$826	$1,867	$2,935	$2,136	$7,764	$2,964	$4,800
Divestitures	(9)	—	—	—	(9)	(9)	—
Organic (Non-GAAP)	$817	$1,867	$2,935	$2,136	$7,755	$2,955	$4,800
Divestiture - developed market gum business	—	—	(41)	(62)	(103)	(2)	(101)
Organic (Non-GAAP) - As Recast	$817	$1,867	$2,894	$2,074	$7,652	$2,953	$4,699
% Change
Reported (GAAP)	46.6%	3.9%	12.7%	26.8%	18.1%	21.4%	16.0%
Organic (Non-GAAP)	39.0%	13.8%	18.9%	17.3%	19.4%	25.2%	15.8%
Organic (Non-GAAP) - As Recast	39.0%	13.8%	18.6%	16.4%	19.0%	25.2%	15.1%

Exhibit 99.1
Schedule 1.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2022
Reported (GAAP)	$3,629	$6,767	$11,420	$9,680	$31,496	$12,184	$19,312
Divestitures	(22)	—	—	—	(22)	(22)	—
Acquisitions	(98)	(15)	(707)	(396)	(1,216)	(596)	(620)
Currency	123	483	1,263	36	1,905	744	1,161
Organic (Non-GAAP)	$3,632	$7,235	$11,976	$9,320	$32,163	$12,310	$19,853
Divestiture - developed market gum business	—	—	(178)	(298)	(476)	(5)	(471)
Currency impact of divestiture	—	—	(22)	(1)	(23)	(1)	(22)
Organic (Non-GAAP) - As Recast	$3,632	$7,235	$11,776	$9,021	$31,664	$12,304	$19,360
For the Twelve Months Ended December 31, 2021
Reported (GAAP)	$2,797	$6,465	$11,156	$8,302	$28,720	$10,132	$18,588
Divestitures	(43)	(35)	—	—	(78)	(43)	(35)
Organic (Non-GAAP)	$2,754	$6,430	$11,156	$8,302	$28,642	$10,089	$18,553
Divestiture - developed market gum business	—	—	(179)	(276)	(455)	(4)	(451)
Organic (Non-GAAP) - As Recast	$2,754	$6,430	$10,977	$8,026	$28,187	$10,085	$18,102
% Change
Reported (GAAP)	29.7%	4.7%	2.4%	16.6%	9.7%	20.3%	3.9%
Organic (Non-GAAP)	31.9%	12.5%	7.4%	12.3%	12.3%	22.0%	7.0%
Organic (Non-GAAP) - As Recast	31.9%	12.5%	7.3%	12.4%	12.3%	22.0%	6.9%

Schedule 1.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended December 31, 2022
Reported (GAAP)	$1,014	$1,661	$3,210	$2,810	$8,695	$3,320	$5,375
Acquisitions	(98)	—	(167)	(213)	(478)	(220)	(258)
Currency	34	196	351	19	600	237	363
Organic (Non-GAAP)	$950	$1,857	$3,394	$2,616	$8,817	$3,337	$5,480
Divestiture - developed market gum business	—	—	(47)	(83)	(130)	(2)	(128)
Currency impact of divestiture	—	—	(6)	—	(6)	—	(6)
Organic (Non-GAAP) - As Recast	$950	$1,857	$3,341	$2,533	$8,681	$3,335	$5,346
For the Three Months Ended December 31, 2021
Reported (GAAP)	$708	$1,639	$3,121	$2,190	$7,658	$2,692	$4,966
Divestitures	(15)	(5)	—	—	(20)	(15)	(5)
Organic (Non-GAAP)	$693	$1,634	$3,121	$2,190	$7,638	$2,677	$4,961
Divestiture - developed market gum business	—	—	(45)	(76)	(121)	(1)	(120)
Organic (Non-GAAP) - As Recast	$693	$1,634	$3,076	$2,114	$7,517	$2,676	$4,841
% Change
Reported (GAAP)	43.2%	1.3%	2.9%	28.3%	13.5%	23.3%	8.2%
Organic (Non-GAAP)	37.1%	13.6%	8.7%	19.5%	15.4%	24.7%	10.5%
Organic (Non-GAAP) - As Recast	37.1%	13.6%	8.6%	19.8%	15.5%	24.6%	10.4%

Exhibit 99.1
Schedule 1.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended September 30, 2022
Reported (GAAP)	$913	$1,704	$2,649	$2,497	$7,763	$3,094	$4,669
Divestitures	(1)	—	—	—	(1)	(1)	—
Acquisitions	—	—	(167)	(167)	(334)	(125)	(209)
Currency	62	145	374	9	590	232	358
Organic (Non-GAAP)	$974	$1,849	$2,856	$2,339	$8,018	$3,200	$4,818
Divestiture - developed market gum business	—	—	(42)	(70)	(112)	(1)	(111)
Currency impact of divestiture	—	—	(6)	—	(6)	—	(6)
Organic (Non-GAAP) - As Recast	$974	$1,849	$2,808	$2,269	$7,900	$3,199	$4,701
For the Three Months Ended September 30, 2021
Reported (GAAP)	$751	$1,629	$2,714	$2,088	$7,182	$2,584	$4,598
Divestitures	(11)	(16)	—	—	(27)	(11)	(16)
Organic (Non-GAAP)	$740	$1,613	$2,714	$2,088	$7,155	$2,573	$4,582
Divestiture - developed market gum business	—	—	(47)	(73)	(120)	(1)	(119)
Organic (Non-GAAP) - As Recast	$740	$1,613	$2,667	$2,015	$7,035	$2,572	$4,463
% Change
Reported (GAAP)	21.6%	4.6%	(2.4)%	19.6%	8.1%	19.7%	1.5%
Organic (Non-GAAP)	31.6%	14.6%	5.2%	12.0%	12.1%	24.4%	5.2%
Organic (Non-GAAP) - As Recast	31.6%	14.6%	5.3%	12.6%	12.3%	24.4%	5.3%

Schedule 1.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended June 30, 2022
Reported (GAAP)	$876	$1,535	$2,626	$2,237	$7,274	$2,806	$4,468
Divestitures	(12)	—	—	—	(12)	(12)	—
Acquisitions	—	—	(189)	(9)	(198)	(135)	(63)
Currency	13	93	303	8	417	137	280
Organic (Non-GAAP)	$877	$1,628	$2,740	$2,236	$7,481	$2,796	$4,685
Divestiture - developed market gum business	—	—	(48)	(83)	(131)	—	(131)
Currency impact of divestiture	—	—	(7)	(1)	(8)	(1)	(7)
Organic (Non-GAAP) - As Recast	$877	$1,628	$2,685	$2,152	$7,342	$2,795	$4,547
For the Three Months Ended June 30, 2021
Reported (GAAP)	$669	$1,452	$2,474	$2,047	$6,642	$2,293	$4,349
Divestitures	(9)	(14)	—	—	(23)	(9)	(14)
Organic (Non-GAAP)	$660	$1,438	$2,474	$2,047	$6,619	$2,284	$4,335
Divestiture - developed market gum business	—	—	(46)	(71)	(117)	(1)	(116)
Organic (Non-GAAP) - As Recast	$660	$1,438	$2,428	$1,976	$6,502	$2,283	$4,219
% Change
Reported (GAAP)	30.9%	5.7%	6.1%	9.3%	9.5%	22.4%	2.7%
Organic (Non-GAAP)	32.9%	13.2%	10.8%	9.2%	13.0%	22.4%	8.1%
Organic (Non-GAAP) - As Recast	32.9%	13.2%	10.6%	8.9%	12.9%	22.4%	7.8%

Exhibit 99.1
Schedule 1.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2022
Reported (GAAP)	$826	$1,867	$2,935	$2,136	$7,764	$2,964	$4,800
Divestitures	(9)	—	—	—	(9)	(9)	—
Acquisitions	—	(15)	(184)	(7)	(206)	(116)	(90)
Currency	14	49	235	—	298	138	160
Organic (Non-GAAP)	$831	$1,901	$2,986	$2,129	$7,847	$2,977	$4,870
Divestiture - developed market gum business	—	—	(41)	(62)	(103)	(2)	(101)
Currency impact of divestiture	—	—	(3)	—	(3)	—	(3)
Organic (Non-GAAP) - As Recast	$831	$1,901	$2,942	$2,067	$7,741	$2,975	$4,766
For the Three Months Ended March 31, 2021
Reported (GAAP)	$669	$1,745	$2,847	$1,977	$7,238	$2,563	$4,675
Divestitures	(8)	—	—	—	(8)	(8)	—
Organic (Non-GAAP)	$661	$1,745	$2,847	$1,977	$7,230	$2,555	$4,675
Divestiture - developed market gum business	—	—	(41)	(56)	(97)	(1)	(96)
Organic (Non-GAAP) - As Recast	$661	$1,745	$2,806	$1,921	$7,133	$2,554	$4,579
% Change
Reported (GAAP)	23.5%	7.0%	3.1%	8.0%	7.3%	15.6%	2.7%
Organic (Non-GAAP)	25.7%	8.9%	4.9%	7.7%	8.5%	16.5%	4.2%
Organic (Non-GAAP) - As Recast	25.7%	8.9%	4.8%	7.6%	8.5%	16.5%	4.1%

Schedule 1.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Revenues
(in millions of U.S. dollars)
(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2021
Reported (GAAP)	$2,797	$6,465	$11,156	$8,302	$28,720	$10,132	$18,588
Divestitures	(43)	(35)	—	—	(78)	(43)	(35)
Acquisitions	—	(47)	(63)	(144)	(254)	—	(254)
Currency	176	(222)	(376)	(50)	(472)	64	(536)
Organic (Non-GAAP)	$2,930	$6,161	$10,717	$8,108	$27,916	$10,153	$17,763
Divestiture - developed market gum business	—	—	(179)	(276)	(455)	(4)	(451)
Currency impact of divestiture	—	—	6	2	8	—	8
Organic (Non-GAAP) - As Recast	$2,930	$6,161	$10,544	$7,834	$27,469	$10,149	$17,320
For the Twelve Months Ended December 31, 2020
Reported (GAAP)	$2,477	$5,740	$10,207	$8,157	$26,581	$9,097	$17,484
Divestitures	(32)	—	—	—	(32)	(32)	—
Organic (Non-GAAP)	$2,445	$5,740	$10,207	$8,157	$26,549	$9,065	$17,484
Divestiture - developed market gum business	—	—	(180)	(270)	(450)	(4)	(446)
Organic (Non-GAAP) - As Recast	$2,445	$5,740	$10,027	$7,887	$26,099	$9,061	$17,038
% Change
Reported (GAAP)	12.9%	12.6%	9.3%	1.8%	8.0%	11.4%	6.3%
Organic (Non-GAAP)	19.8%	7.3%	5.0%	(0.6)%	5.1%	12.0%	1.6%
Organic (Non-GAAP) - As Recast	19.8%	7.3%	5.2%	(0.7)%	5.2%	12.0%	1.7%

Exhibit 99.1
Schedule 2.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Nine Months Ended September 30, 2023
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$26,702	$10,294	38.6%	$4,309	16.1%
Simplify to Grow Program	—	4		61
Intangible asset impairment charges	—	—		26
Mark-to-market (gains)/losses from derivatives	—	(238)		(239)
Acquisition integration costs and contingent consideration adjustments	—	15		143
Divestiture-related costs	—	1		66
Incremental costs due to war in Ukraine	—	(1)		(2)
Remeasurement of net monetary position	—	—		60
Adjusted (Non-GAAP)	$26,702	$10,075	37.7%	$4,424	16.6%
Operating income from divestiture - developed market gum business	(483)	(274)		(193)
Adjusted (Non-GAAP) - As Recast	$26,219	$9,801	37.4%	$4,231	16.1%
Currency		327		183
Adjusted @ Constant FX (Non-GAAP) - As Recast		$10,128		$4,414

	For the Nine Months Ended September 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$22,801	$8,237	36.1%	$2,700	11.8%
Simplify to Grow Program	—	33		69
Intangible asset impairment charges	—	—		101
Mark-to-market (gains)/losses from derivatives	—	265		268
Acquisition integration costs and contingent consideration adjustments	—	2		96
Inventory step-up	—	20		20
Acquisition-related costs	—	72		318
Divestiture-related costs	—	3		12
Operating income from divestitures	(22)	(3)		(4)
Incremental costs due to war in Ukraine	—	35		121
Remeasurement of net monetary position	—	—		26
Adjusted (Non-GAAP)	$22,779	$8,664	38.0%	$3,727	16.4%
Operating income from divestiture - developed market gum business	(346)	(176)		(99)
Adjusted (Non-GAAP) - As Recast	$22,433	$8,488	37.8%	$3,628	16.2%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$2,057		$1,609
$ Change - Adjusted (Non-GAAP)		1,411		697
$ Change - Adjusted (Non-GAAP) - As Recast		1,313		603
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		1,640		786
% Change - Reported (GAAP)		25.0%		59.6%
% Change - Adjusted (Non-GAAP)		16.3%		18.7%
% Change - Adjusted (Non-GAAP) - As Recast		15.5%		16.6%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		19.3%		21.7%

Exhibit 99.1
Schedule 2.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended September 30, 2023
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$9,029	$3,494	38.7%	$1,379	15.3%
Simplify to Grow Program	—	2		20
Intangible asset impairment charges	—	—		26
Mark-to-market (gains)/losses from derivatives	—	(21)		(19)
Acquisition integration costs and contingent consideration adjustments	—	6		68
Divestiture-related costs	—	1		14
Incremental costs due to war in Ukraine	—	1		1
Remeasurement of net monetary position	—	—		22
Adjusted (Non-GAAP)	$9,029	$3,483	38.6%	$1,511	16.7%
Operating income from divestiture - developed market gum business	(179)	(101)		(73)
Adjusted (Non-GAAP) - As Recast	$8,850	$3,382	38.2%	$1,438	16.2%
Currency		70		51
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,452		$1,489

	For the Three Months Ended September 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,763	$2,613	33.7%	$679	8.7%
Simplify to Grow Program	—	12		16
Intangible asset impairment charges	—	—		23
Mark-to-market (gains)/losses from derivatives	—	184		186
Acquisition integration costs and contingent consideration adjustments	—	1		27
Inventory step-up	—	20		20
Acquisition-related costs	—	72		292
Divestiture-related costs	—	1		6
Operating income from divestitures	(1)	—		—
Incremental costs due to war in Ukraine	—	(2)		(7)
Remeasurement of net monetary position	—	—		11
Adjusted (Non-GAAP)	$7,762	$2,901	37.4%	$1,253	16.1%
Operating income from divestiture - developed market gum business	(112)	(59)		(34)
Adjusted (Non-GAAP) - As Recast	$7,650	$2,842	37.2%	$1,219	15.9%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$881		$700
$ Change - Adjusted (Non-GAAP)		582		258
$ Change - Adjusted (Non-GAAP) - As Recast		540		219
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		610		270
% Change - Reported (GAAP)		33.7%		103.1%
% Change - Adjusted (Non-GAAP)		20.1%		20.6%
% Change - Adjusted (Non-GAAP) - As Recast		19.0%		18.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		21.5%		22.1%

Exhibit 99.1
Schedule 2.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended June 30, 2023
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,507	$3,354	39.4%	$1,425	16.8%
Simplify to Grow Program	—	1		6
Mark-to-market (gains)/losses from derivatives	—	(168)		(171)
Acquisition integration costs and contingent consideration adjustments	—	6		24
Divestiture-related costs	—	—		22
Remeasurement of net monetary position	—	—		26
Adjusted (Non-GAAP)	$8,507	$3,193	37.5%	$1,332	15.7%
Operating income from divestiture - developed market gum business	(157)	(89)		(63)
Adjusted (Non-GAAP) - As Recast	$8,350	$3,104	37.2%	$1,269	15.2%
Currency		103		51
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,207		$1,320

	For the Three Months Ended June 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,274	$2,641	36.3%	$927	12.7%
Simplify to Grow Program	—	11		22
Mark-to-market (gains)/losses from derivatives	—	109		109
Acquisition integration costs and contingent consideration adjustments	—	1		37
Acquisition-related costs	—	—		5
Divestiture-related costs	—	1		5
Operating income from divestitures	(12)	—		(3)
Incremental costs due to war in Ukraine	—	(7)		(15)
Remeasurement of net monetary position	—	—		10
Adjusted (Non-GAAP)	$7,262	$2,756	38.0%	$1,097	15.1%
Operating income from divestiture - developed market gum business	(131)	(67)		(39)
Adjusted (Non-GAAP) - As Recast	$7,131	$2,689	37.7%	$1,058	14.8%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$713		$498
$ Change - Adjusted (Non-GAAP)		437		235
$ Change - Adjusted (Non-GAAP) - As Recast		415		211
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		518		262
% Change - Reported (GAAP)		27.0%		53.7%
% Change - Adjusted (Non-GAAP)		15.9%		21.4%
% Change - Adjusted (Non-GAAP) - As Recast		15.4%		19.9%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		19.3%		24.8%

Exhibit 99.1
Schedule 2.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended March 31, 2023
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$9,166	$3,446	37.6%	$1,505	16.4%
Simplify to Grow Program	—	1		35
Mark-to-market (gains)/losses from derivatives	—	(49)		(49)
Acquisition integration costs and contingent consideration adjustments	—	3		51
Divestiture-related costs	—	—		30
Incremental costs due to war in Ukraine	—	(2)		(3)
Remeasurement of net monetary position	—	—		12
Adjusted (Non-GAAP)	$9,166	$3,399	37.1%	$1,581	17.2%
Operating income from divestiture - developed market gum business	(147)	(84)		(57)
Adjusted (Non-GAAP) - As Recast	$9,019	$3,315	36.8%	$1,524	16.9%
Currency		154		81
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,469		$1,605

	For the Three Months Ended March 31, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,764	$2,983	38.4%	$1,094	14.1%
Simplify to Grow Program	—	10		31
Intangible asset impairment charges	—	—		78
Mark-to-market (gains)/losses from derivatives	—	(28)		(27)
Acquisition integration costs and contingent consideration adjustments	—	—		32
Acquisition-related costs	—	—		21
Divestiture-related costs	—	1		1
Operating income from divestitures	(9)	(3)		(1)
Incremental costs due to war in Ukraine	—	44		143
Remeasurement of net monetary position	—	—		5
Adjusted (Non-GAAP)	$7,755	$3,007	38.8%	$1,377	17.8%
Operating income from divestiture - developed market gum business	(103)	(50)		(26)
Adjusted (Non-GAAP) - As Recast	$7,652	$2,957	38.6%	$1,351	17.7%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$463		$411
$ Change - Adjusted (Non-GAAP)		392		204
$ Change - Adjusted (Non-GAAP) - As Recast		358		173
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		512		254
% Change - Reported (GAAP)		15.5%		37.6%
% Change - Adjusted (Non-GAAP)		13.0%		14.8%
% Change - Adjusted (Non-GAAP) - As Recast		12.1%		12.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		17.3%		18.8%

Exhibit 99.1
Schedule 2.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Twelve Months Ended December 31, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$31,496	$11,312	35.9%	$3,534	11.2%
Simplify to Grow Program	—	45		122
Intangible asset impairment charges	—	—		101
Mark-to-market (gains)/losses from derivatives	—	324		326
Acquisition integration costs and contingent consideration adjustments	—	6		136
Inventory step-up	—	25		25
Acquisition-related costs	—	72		330
Divestiture-related costs	—	3		18
Operating income from divestitures	(22)	(3)		(4)
2017 malware incident net recoveries	—	(25)		(37)
European Commission legal matter	—	—		318
Incremental costs due to war in Ukraine	—	36		121
Remeasurement of net monetary position	—	—		40
Impact from pension participation changes	—	(1)		(1)
Adjusted (Non-GAAP)	$31,474	$11,794	37.5%	$5,029	16.0%
Operating income from divestiture - developed market gum business	(476)	(248)		(144)
Adjusted (Non-GAAP) - As Recast	$30,998	$11,546	37.2%	$4,885	15.8%
Currency		653		312
Adjusted @ Constant FX (Non-GAAP) - As Recast		$12,199		$5,197

	For the Twelve Months Ended December 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$28,720	$11,254	39.2%	$4,653	16.2%
Simplify to Grow Program	—	114		319
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(279)		(279)
Acquisition integration costs and contingent consideration adjustments	—	1		(40)
Acquisition-related costs	—	—		25
Net gain on acquisition and divestitures	—	—		(8)
Divestiture-related costs	—	—		22
Operating income from divestitures	(78)	(15)		(15)
Remeasurement of net monetary position	—	—		13
Impact from pension participation changes	—	20		48
Impact from resolution of tax matters	—	—		(5)
Rounding	—	1		—
Adjusted (Non-GAAP)	$28,642	$11,096	38.7%	$4,765	16.6%
Operating income from divestiture - developed market gum business	(455)	(223)		(112)
Adjusted (Non-GAAP) - As Recast	$28,187	$10,873	38.6%	$4,653	16.5%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$58		$(1,119)
$ Change - Adjusted (Non-GAAP)		698		264
$ Change - Adjusted (Non-GAAP) - As Recast		673		232
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		1,326		544
% Change - Reported (GAAP)		0.5%		(24.0)%
% Change - Adjusted (Non-GAAP)		6.3%		5.5%
% Change - Adjusted (Non-GAAP) - As Recast		6.2%		5.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		12.2%		11.7%

Exhibit 99.1
Schedule 2.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended December 31, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$8,695	$3,075	35.4%	$834	9.6%
Simplify to Grow Program	—	12		53
Mark-to-market (gains)/losses from derivatives	—	59		58
Acquisition integration costs and contingent consideration adjustments	—	4		40
Inventory step-up	—	5		5
Acquisition-related costs	—	—		12
Divestiture-related costs	—	—		6
2017 malware incident net recoveries	—	(25)		(37)
European Commission legal matter	—	—		318
Incremental costs due to war in Ukraine	—	1		—
Remeasurement of net monetary position	—	—		14
Impact from pension participation changes	—	(1)		(1)
Adjusted (Non-GAAP)	$8,695	$3,130	36.0%	$1,302	15.0%
Operating income from divestiture - developed market gum business	(130)	(72)		(45)
Adjusted (Non-GAAP) - As Recast	$8,565	$3,058	35.7%	$1,257	14.7%
Currency		180		69
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,238		$1,326

	For the Three Months Ended December 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,658	$2,833	37.0%	$1,204	15.7%
Simplify to Grow Program	—	22		(62)
Mark-to-market (gains)/losses from derivatives	—	(9)		(9)
Acquisition integration costs and contingent consideration adjustments	—	(1)		14
Acquisition-related costs	—	—		1
Loss on divestitures	—	—		1
Divestiture-related costs	—	—		22
Operating income from divestiture	(20)	(6)		(4)
Remeasurement of net monetary position	—	—		3
Impact from pension participation changes	—	—		1
Rounding	—	1		—
Adjusted (Non-GAAP)	$7,638	$2,840	37.2%	$1,171	15.3%
Operating income from divestiture - developed market gum business	(121)	(66)		(36)
Adjusted (Non-GAAP) - As Recast	$7,517	$2,774	36.9%	$1,135	15.1%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$242		$(370)
$ Change - Adjusted (Non-GAAP)		290		131
$ Change - Adjusted (Non-GAAP) - As Recast		284		122
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		464		191
% Change - Reported (GAAP)		8.5%		(30.7)%
% Change - Adjusted (Non-GAAP)		10.2%		11.2%
% Change - Adjusted (Non-GAAP) - As Recast		10.2%		10.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		16.7%		16.8%

Exhibit 99.1
Schedule 2.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended September 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,763	$2,613	33.7%	$679	8.7%
Simplify to Grow Program	—	12		16
Intangible asset impairment charges	—	—		23
Mark-to-market (gains)/losses from derivatives	—	184		186
Acquisition integration costs and contingent consideration adjustments	—	1		27
Inventory step-up	—	20		20
Acquisition-related costs	—	72		292
Divestiture-related costs	—	1		6
Operating income from divestitures	(1)	—		—
Incremental costs due to war in Ukraine	—	(2)		(7)
Remeasurement of net monetary position	—	—		11
Adjusted (Non-GAAP)	$7,762	$2,901	37.4%	$1,253	16.1%
Operating income from divestiture - developed market gum business	(112)	(59)		(34)
Adjusted (Non-GAAP) - As Recast	$7,650	$2,842	37.2%	$1,219	15.9%
Currency		189		91
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,031		$1,310

	For the Three Months Ended September 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,182	$2,824	39.3%	$1,294	18.0%
Simplify to Grow Program	—	57		127
Mark-to-market (gains)/losses from derivatives	—	(133)		(132)
Acquisition integration costs and contingent consideration adjustments	—	1		(57)
Operating income from divestitures	(27)	(6)		(6)
Remeasurement of net monetary position	—	—		2
Impact from pension participation changes	—	1		2
Adjusted (Non-GAAP)	$7,155	$2,744	38.4%	$1,230	17.2%
Operating income from divestiture - developed market gum business	(120)	(56)		(30)
Adjusted (Non-GAAP) - As Recast	$7,035	$2,688	38.2%	$1,200	17.1%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(211)		$(615)
$ Change - Adjusted (Non-GAAP)		157		23
$ Change - Adjusted (Non-GAAP) - As Recast		154		19
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		343		110
% Change - Reported (GAAP)		(7.5)%		(47.5)%
% Change - Adjusted (Non-GAAP)		5.7%		1.9%
% Change - Adjusted (Non-GAAP) - As Recast		5.7%		1.6%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		12.8%		9.2%

Exhibit 99.1
Schedule 2.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended June 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,274	$2,641	36.3%	$927	12.7%
Simplify to Grow Program	—	11		22
Mark-to-market (gains)/losses from derivatives	—	109		109
Acquisition integration costs and contingent consideration adjustments	—	1		37
Acquisition-related costs	—	—		5
Divestiture-related costs	—	1		5
Operating income from divestitures	(12)	—		(3)
Incremental costs due to war in Ukraine	—	(7)		(15)
Remeasurement of net monetary position	—	—		10
Adjusted (Non-GAAP)	$7,262	$2,756	38.0%	$1,097	15.1%
Operating income from divestiture - developed market gum business	(131)	(67)		(39)
Adjusted (Non-GAAP) - As Recast	$7,131	$2,689	37.7%	$1,058	14.8%
Currency		146		63
Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,835		$1,121

	For the Three Months Ended June 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,642	$2,631	39.6%	$872	13.1%
Simplify to Grow Program	—	20		132
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(21)		(20)
Acquisition integration costs and contingent consideration adjustments	—	1		2
Acquisition-related costs	—	—		17
Operating income from divestitures	(23)	(1)		(4)
Remeasurement of net monetary position	—	—		3
Impact from pension participation changes	—	18		44
Impact from resolution of tax matters	—	—		(5)
Adjusted (Non-GAAP)	$6,619	$2,648	40.0%	$1,073	16.2%
Operating income from divestiture - developed market gum business	(117)	(60)		(30)
Adjusted (Non-GAAP) - As Recast	$6,502	$2,588	39.8%	$1,043	16.0%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$10		$55
$ Change - Adjusted (Non-GAAP)		108		24
$ Change - Adjusted (Non-GAAP) - As Recast		101		15
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		247		78
% Change - Reported (GAAP)		0.4%		6.3%
% Change - Adjusted (Non-GAAP)		4.1%		2.2%
% Change - Adjusted (Non-GAAP) - As Recast		3.9%		1.4%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		9.5%		7.5%

Exhibit 99.1
Schedule 2.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Three Months Ended March 31, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,764	$2,983	38.4%	$1,094	14.1%
Simplify to Grow Program	—	10		31
Intangible asset impairment charges	—	—		78
Mark-to-market (gains)/losses from derivatives	—	(28)		(27)
Acquisition integration costs and contingent consideration adjustments	—	—		32
Acquisition-related costs	—	—		21
Divestiture-related costs	—	1		1
Operating income from divestitures	(9)	(3)		(1)
Incremental costs due to war in Ukraine	—	44		143
Remeasurement of net monetary position	—	—		5
Adjusted (Non-GAAP)	$7,755	$3,007	38.8%	$1,377	17.8%
Operating income from divestiture - developed market gum business	(103)	(50)		(26)
Adjusted (Non-GAAP) - As Recast	$7,652	$2,957	38.6%	$1,351	17.7%
Currency		138		89
Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,095		$1,440

	For the Three Months Ended March 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,238	$2,966	41.0%	$1,283	17.7%
Simplify to Grow Program	—	15		122
Mark-to-market (gains)/losses from derivatives	—	(116)		(118)
Acquisition integration costs and contingent consideration adjustments	—	—		1
Acquisition-related costs	—	—		7
Gain on acquisition	—	—		(9)
Operating income from divestitures	(8)	(2)		(1)
Remeasurement of net monetary position	—	—		5
Impact from pension participation changes	—	1		1
Adjusted (Non-GAAP)	$7,230	$2,864	39.6%	$1,291	17.9%
Operating income from divestiture - developed market gum business	(97)	(41)		(16)
Adjusted (Non-GAAP) - As Recast	$7,133	$2,823	39.6%	$1,275	17.9%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$17		$(189)
$ Change - Adjusted (Non-GAAP)		143		86
$ Change - Adjusted (Non-GAAP) - As Recast		134		76
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		272		165
% Change - Reported (GAAP)		0.6%		(14.7)%
% Change - Adjusted (Non-GAAP)		5.0%		6.7%
% Change - Adjusted (Non-GAAP) - As Recast		4.7%		6.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		9.6%		12.9%

Exhibit 99.1
Schedule 2.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Gross Profit / Operating Income
(in millions of U.S. dollars)
(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$28,720	$11,254	39.2%	$4,653	16.2%
Simplify to Grow Program	—	114		319
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(279)		(279)
Acquisition integration costs and contingent consideration adjustments	—	1		(40)
Acquisition-related costs	—	—		25
Net gain on acquisition and divestitures	—	—		(8)
Divestiture-related costs	—	—		22
Operating income from divestitures	(78)	(15)		(15)
Remeasurement of net monetary position	—	—		13
Impact from pension participation changes	—	20		48
Impact from resolution of tax matters	—	—		(5)
Rounding	—	1		—
Adjusted (Non-GAAP)	$28,642	$11,096	38.7%	$4,765	16.6%
Operating income from divestiture - developed market gum business	(455)	(223)		(112)
Adjusted (Non-GAAP) - As Recast	$28,187	$10,873	38.6%	$4,653	16.5%
Currency		(209)		(119)
Adjusted @ Constant FX (Non-GAAP) - As Recast		$10,664		$4,534

	For the Twelve Months Ended December 31, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$26,581	$10,446	39.3%	$3,853	14.5%
Simplify to Grow Program	—	90		360
Intangible asset impairment charges	—	—		144
Mark-to-market (gains)/losses from derivatives	—	(16)		(16)
Acquisition integration costs	—	1		4
Acquisition-related costs	—	—		15
Divestiture-related costs	—	—		4
Operating income from divestitures	(32)	(2)		(2)
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		9
Impact from resolution of tax matters	—	—		(20)
Adjusted (Non-GAAP)	$26,549	$10,519	39.6%	$4,399	16.6%
Operating income from divestiture - developed market gum business	(450)	(216)		(94)
Adjusted (Non-GAAP) - As Recast	$26,099	$10,303	39.5%	$4,305	16.5%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$808		$800
$ Change - Adjusted (Non-GAAP)		577		366
$ Change - Adjusted (Non-GAAP) - As Recast		570		348
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		361		229
% Change - Reported (GAAP)		7.7%		20.8%
% Change - Adjusted (Non-GAAP)		5.5%		8.3%
% Change - Adjusted (Non-GAAP) - As Recast		5.5%		8.1%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		3.5%		5.3%

Exhibit 99.1
Schedule 3.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Nine Months Ended September 30, 2023
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,744	$5,339	$9,319	$8,300	$—	$—	$—	$—	$26,702
Divestitures	—	—	—	—	—	—	—	—	—
Adjusted (Non-GAAP)	$3,744	$5,339	$9,319	$8,300	$—	$—	$—	$—	$26,702
Divestiture - developed market gum business	—	—	(174)	(309)	—	—	—	—	(483)
Adjusted (Non-GAAP) - As Recast	$3,744	$5,339	$9,145	$7,991	$—	$—	$—	$—	$26,219
Operating Income
Reported (GAAP)	$429	$869	$1,450	$1,678	$239	$(242)	$(114)	$—	$4,309
Simplify to Grow Program	(2)	6	30	20	—	7	—	—	61
Intangible asset impairment charges	—	—	6	20	—	—	—	—	26
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(239)	—	—	—	(239)
Acquisition integration costs and contingent consideration adjustments	29	2	15	93	—	4	—	—	143
Divestiture-related costs	—	—	49	10	—	7	—	—	66
Incremental costs due to war in Ukraine	—	—	(2)	—	—	—	—	—	(2)
Remeasurement of net monetary position	41	—	19	—	—	—	—	—	60
Adjusted (Non-GAAP)	$497	$877	$1,567	$1,821	$—	$(224)	$(114)	$—	$4,424
Operating income from divestiture - developed market gum business	—	—	(59)	(136)	—	—	2	—	(193)
Adjusted (Non-GAAP) - As Recast	$497	$877	$1,508	$1,685	$—	$(224)	$(112)	$—	$4,231
Currency	3	87	93	5	—	(7)	2	—	183
Adjusted @ Constant FX (Non-GAAP) - As Recast	$500	$964	$1,601	$1,690	$—	$(231)	$(110)	$—	$4,414
$ Change - Reported (GAAP)	$124	$129	$280	$341	n/m	$(72)	$(18)	n/m	$1,609
$ Change - Adjusted (Non-GAAP)	160	28	173	428	n/m	(74)	(18)	n/m	697
% Change - Adjusted (Non-GAAP) - As Recast	160	28	153	357	n/m	(74)	(21)	n/m	603
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	163	115	246	362	n/m	(81)	(19)	n/m	786
% Change - Reported (GAAP)	40.7%	17.4%	23.9%	25.5%	n/m	(42.4)%	(18.8)%	n/m	59.6%
% Change - Adjusted (Non-GAAP)	47.5%	3.3%	12.4%	30.7%	n/m	(49.3)%	(18.8)%	n/m	18.7%
% Change - Adjusted (Non-GAAP) - As Recast	47.5%	3.3%	11.3%	26.9%	n/m	49.3%	23.1%	n/m	16.6%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	48.4%	13.5%	18.2%	27.3%	n/m	54.0%	20.9%	n/m	21.7%
Operating Income Margin
Reported %	11.5%	16.3%	15.6%	20.2%					16.1%
Reported pp change	(0.2)pp	1.8 pp	1.3 pp	0.7 pp					4.3 pp
Adjusted %	13.3%	16.4%	16.8%	21.9%					16.6%
Adjusted pp change	0.3 pp	(0.2)pp	(0.2)pp	1.6 pp					0.2 pp
Adjusted % - As Recast	13.3%	16.4%	16.5%	21.1%					16.1%
Adjusted pp change - As Recast	0.3 pp	(0.2)pp	(0.3)pp	1.1 pp					(0.1)pp

	For the Nine Months Ended September 30, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,615	$5,106	$8,210	$6,870	$—	$—	$—	$—	$22,801
Divestitures	(22)	—	—	—	—	—	—	—	(22)
Adjusted (Non-GAAP)	$2,593	$5,106	$8,210	$6,870	$—	$—	$—	$—	$22,779
Divestiture - developed market gum business	—	—	(131)	(215)	—	—	—	—	(346)
Adjusted (Non-GAAP) - As Recast	$2,593	$5,106	$8,079	$6,655	$—	$—	$—	$—	$22,433
Operating Income
Reported (GAAP)	$305	$740	$1,170	$1,337	$(268)	$(170)	$(96)	$(318)	$2,700
Simplify to Grow Program	—	7	23	28	—	11	—	—	69
Intangible asset impairment charges	—	101	—	—	—	—	—	—	101
Mark-to-market (gains)/losses from derivatives	—	—	—	—	268	—	—	—	268
Acquisition integration costs and contingent consideration adjustments	6	1	81	8	—	—	—	—	96
Inventory step-up	—	—	—	20	—	—	—	—	20
Acquisition-related costs	—	—	—	—	—	—	—	318	318
Divestiture-related costs	3	—	—	—	—	9	—	—	12
Operating income from divestitures	(4)	—	—	—	—	—	—	—	(4)
Incremental costs due to war in Ukraine	—	—	121	—	—	—	—	—	121
Remeasurement of net monetary position	27	—	(1)	—	—	—	—	—	26
Adjusted (Non-GAAP)	$337	$849	$1,394	$1,393	$—	$(150)	$(96)	$—	$3,727
Operating income from divestiture - developed market gum business	—	—	(39)	(65)	—	—	5	—	(99)
Adjusted (Non-GAAP) - As Recast	$337	$849	$1,355	$1,328	$—	$(150)	$(91)	$—	$3,628
Operating Income Margin
Reported %	11.7%	14.5%	14.3%	19.5%					11.8%
Adjusted %	13.0%	16.6%	17.0%	20.3%					16.4%
Adjusted % - As Recast	13.0%	16.6%	16.8%	20.0%					16.2%

Exhibit 99.1
Schedule 3.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2023
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,305	$1,791	$3,086	$2,847	$—	$—	$—	$—	$9,029
Divestitures	—	—	—	—	—	—	—	—	—
Adjusted (Non-GAAP)	$1,305	$1,791	$3,086	$2,847	$—	$—	$—	$—	$9,029
Divestiture - developed market gum business	—	—	(60)	(119)	—	—	—	—	(179)
Adjusted (Non-GAAP) - As Recast	$1,305	$1,791	$3,026	$2,728	$—	$—	$—	$—	$8,850
Operating Income
Reported (GAAP)	$156	$302	$494	$532	$19	$(86)	$(38)	$—	$1,379
Simplify to Grow Program	—	4	1	12	—	3	—	—	20
Intangible asset impairment charges	—	—	6	20	—	—	—	—	26
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(19)	—	—	—	(19)
Acquisition integration costs and contingent consideration adjustments	13	—	6	46	—	3	—	—	68
Divestiture-related costs	—	—	12	1	—	1	—	—	14
Incremental costs due to war in Ukraine	—	—	1	—	—	—	—	—	1
Remeasurement of net monetary position	20	—	2	—	—	—	—	—	22
Adjusted (Non-GAAP)	$189	$306	$522	$611	$—	$(79)	$(38)	$—	$1,511
Operating income from divestiture - developed market gum business	—	—	(20)	(53)	—	—	—	—	(73)
Adjusted (Non-GAAP) - As Recast	$189	$306	$502	$558	$—	$(79)	$(38)	$—	$1,438
Currency	(11)	27	33	1	—	(2)	3	—	51
Adjusted @ Constant FX (Non-GAAP) - As Recast	$178	$333	$535	$559	$—	$(81)	$(35)	$—	$1,489
$ Change - Reported (GAAP)	$44	$45	$81	$67	n/m	$(28)	$(6)	n/m	$700
$ Change - Adjusted (Non-GAAP)	59	24	96	119	n/m	(34)	(6)	n/m	258
% Change - Adjusted (Non-GAAP) - As Recast	59	24	90	88	n/m	(34)	(8)	n/m	219
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	48	51	123	89	n/m	(36)	(5)	n/m	270
% Change - Reported (GAAP)	39.3%	17.5%	19.6%	14.4%	n/m	(48.3)%	(18.8)%	n/m	103.1%
% Change - Adjusted (Non-GAAP)	45.4%	8.5%	22.5%	24.2%	n/m	(75.6)%	(18.8)%	n/m	20.6%
% Change - Adjusted (Non-GAAP) - As Recast	45.4%	8.5%	21.8%	18.7%	n/m	75.6%	26.7%	n/m	18.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	36.9%	18.1%	29.9%	18.9%	n/m	80.0%	16.7%	n/m	22.1%
Operating Income Margin
Reported %	12.0%	16.9%	16.0%	18.7%					15.3%
Reported pp change	(0.3)pp	1.8 pp	0.4 pp	0.1 pp					6.6 pp
Adjusted %	14.5%	17.1%	16.9%	21.5%					16.7%
Adjusted pp change	0.2 pp	0.6 pp	0.8 pp	1.8 pp					0.6 pp
Adjusted % - As Recast	14.5%	17.1%	16.6%	20.5%					16.2%
Adjusted pp change - As Recast	0.2 pp	0.6 pp	0.8 pp	1.1 pp					0.3 pp

	For the Three Months Ended September 30, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$913	$1,704	$2,649	$2,497	$—	$—	$—	$—	$7,763
Divestitures	(1)	—	—	—	—	—	—	—	(1)
Adjusted (Non-GAAP)	$912	$1,704	$2,649	$2,497	$—	$—	$—	$—	$7,762
Divestiture - developed market gum business	—	—	(42)	(70)	—	—	—	—	(112)
Adjusted (Non-GAAP) - As Recast	$912	$1,704	$2,607	$2,427	$—	$—	$—	$—	$7,650
Operating Income
Reported (GAAP)	$112	$257	$413	$465	$(186)	$(58)	$(32)	$(292)	$679
Simplify to Grow Program	(1)	1	8	—	—	8	—	—	16
Intangible asset impairment charges	—	23	—	—	—	—	—	—	23
Mark-to-market (gains)/losses from derivatives	—	—	—	—	186	—	—	—	186
Acquisition integration costs and contingent consideration adjustments	6	1	13	7	—	—	—	—	27
Inventory step-up	—	—	—	20	—	—	—	—	20
Acquisition-related costs	—	—	—	—	—	—	—	292	292
Divestiture-related costs	1	—	—	—	—	5	—	—	6
Incremental costs due to war in Ukraine	—	—	(7)	—	—	—	—	—	(7)
Remeasurement of net monetary position	12	—	(1)	—	—	—	—	—	11
Adjusted (Non-GAAP)	$130	$282	$426	$492	$—	$(45)	$(32)	$—	$1,253
Operating income from divestiture - developed market gum business	—	—	(14)	(22)	—	—	2	—	(34)
Adjusted (Non-GAAP) - As Recast	$130	$282	$412	$470	$—	$(45)	$(30)	$—	$1,219
Operating Income Margin
Reported %	12.3%	15.1%	15.6%	18.6%					8.7%
Adjusted %	14.3%	16.5%	16.1%	19.7%					16.1%
Adjusted % - As Recast	14.3%	16.5%	15.8%	19.4%					15.9%

Exhibit 99.1
Schedule 3.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2023
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,228	$1,609	$2,926	$2,744	$—	$—	$—	$—	$8,507
Divestitures	—	—	—	—	—	—	—	—	—
Adjusted (Non-GAAP)	$1,228	$1,609	$2,926	$2,744	$—	$—	$—	$—	$8,507
Divestiture - developed market gum business	—	—	(59)	(98)	—	—	—	—	(157)
Adjusted (Non-GAAP) - As Recast	$1,228	$1,609	$2,867	$2,646	$—	$—	$—	$—	$8,350
Operating Income
Reported (GAAP)	$134	$207	$449	$580	$171	$(79)	$(37)	$—	$1,425
Simplify to Grow Program	(2)	1	(1)	9	—	(1)	—	—	6
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(171)	—	—	—	(171)
Acquisition integration costs and contingent consideration adjustments	10	2	3	9	—	—	—	—	24
Divestiture-related costs	—	—	11	6	—	5	—	—	22
Remeasurement of net monetary position	10	—	16	—	—	—	—	—	26
Adjusted (Non-GAAP)	$152	$210	$478	$604	$—	$(75)	$(37)	$—	$1,332
Operating income from divestiture - developed market gum business	—	—	(19)	(44)	—	—	—	—	(63)
Adjusted (Non-GAAP) - As Recast	$152	$210	$459	$560	$—	$(75)	$(37)	$—	$1,269
Currency	11	13	28	1	—	(1)	(1)	—	51
Adjusted @ Constant FX (Non-GAAP) - As Recast	$163	$223	$487	$561	$—	$(76)	$(38)	$—	$1,320
$ Change - Reported (GAAP)	$44	$(4)	$69	$126	n/m	$(17)	$(5)	n/m	$498
$ Change - Adjusted (Non-GAAP)	53	(4)	69	136	n/m	(14)	(5)	n/m	235
% Change - Adjusted (Non-GAAP) - As Recast	53	(4)	63	119	n/m	(14)	(6)	n/m	211
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	64	9	91	120	n/m	(15)	(7)	n/m	262
% Change - Reported (GAAP)	48.9%	(1.9)%	18.2%	27.8%	n/m	(27.4)%	(15.6)%	n/m	53.7%
% Change - Adjusted (Non-GAAP)	53.5%	(1.9)%	16.9%	29.1%	n/m	(23.0)%	(15.6)%	n/m	21.4%
% Change - Adjusted (Non-GAAP) - As Recast	53.5%	(1.9)%	15.9%	27.0%	n/m	23.0%	19.4%	n/m	19.9%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	64.6%	4.2%	23.0%	27.2%	n/m	24.6%	22.6%	n/m	24.8%
Operating Income Margin
Reported %	10.9%	12.9%	15.3%	21.1%					16.8%
Reported pp change	0.6 pp	(0.8)pp	0.8 pp	0.8 pp					4.1 pp
Adjusted %	12.4%	13.1%	16.3%	22.0%					15.7%
Adjusted pp change	0.9 pp	(0.8)pp	0.7 pp	1.1 pp					0.6 pp
Adjusted % - As Recast	12.4%	13.1%	16.0%	21.2%					15.2%
Adjusted pp change - As Recast	0.9 pp	(0.8)pp	0.6 pp	0.7 pp					0.4 pp

	For the Three Months Ended June 30, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$876	$1,535	$2,626	$2,237	$—	$—	$—	$—	$7,274
Divestitures	(12)	—	—	—	—	—	—	—	(12)
Adjusted (Non-GAAP)	$864	$1,535	$2,626	$2,237	$—	$—	$—	$—	$7,262
Divestiture - developed market gum business	—	—	(48)	(83)	—	—	—	—	(131)
Adjusted (Non-GAAP) - As Recast	$864	$1,535	$2,578	$2,154	$—	$—	$—	$—	$7,131
Operating Income
Reported (GAAP)	$90	$211	$380	$454	$(109)	$(62)	$(32)	$(5)	$927
Simplify to Grow Program	1	3	8	13	—	(3)	—	—	22
Mark-to-market (gains)/losses from derivatives	—	—	—	—	109	—	—	—	109
Acquisition integration costs and contingent consideration adjustments	—	—	36	1	—	—	—	—	37
Acquisition-related costs	—	—	—	—	—	—	—	5	5
Divestiture-related costs	1	—	—	—	—	4	—	—	5
Operating income from divestitures	(3)	—	—	—	—	—	—	—	(3)
Incremental costs due to war in Ukraine	—	—	(15)	—	—	—	—	—	(15)
Remeasurement of net monetary position	10	—	—	—	—	—	—	—	10
Adjusted (Non-GAAP)	$99	$214	$409	$468	$—	$(61)	$(32)	$—	$1,097
Operating income from divestiture - developed market gum business	—	—	(13)	(27)	—	—	1	—	(39)
Adjusted (Non-GAAP) - As Recast	$99	$214	$396	$441	$—	$(61)	$(31)	$—	$1,058
Operating Income Margin
Reported %	10.3%	13.7%	14.5%	20.3%					12.7%
Adjusted %	11.5%	13.9%	15.6%	20.9%					15.1%
Adjusted % - As Recast	11.5%	13.9%	15.4%	20.5%					14.8%

Exhibit 99.1
Schedule 3.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2023
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,211	$1,939	$3,307	$2,709	$—	$—	$—	$—	$9,166
Divestitures	—	—	—	—	—	—	—	—	—
Adjusted (Non-GAAP)	$1,211	$1,939	$3,307	$2,709	$—	$—	$—	$—	$9,166
Divestiture - developed market gum business	—	—	(55)	(92)	—	—	—	—	(147)
Adjusted (Non-GAAP) - As Recast	$1,211	$1,939	$3,252	$2,617	$—	$—	$—	$—	$9,019
Operating Income
Reported (GAAP)	$139	$360	$507	$566	$49	$(77)	$(39)	$—	$1,505
Simplify to Grow Program	—	1	30	(1)	—	5	—	—	35
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(49)	—	—	—	(49)
Acquisition integration costs and contingent consideration adjustments	6	—	6	38	—	1	—	—	51
Divestiture-related costs	—	—	26	3	—	1	—	—	30
Incremental costs due to war in Ukraine	—	—	(3)	—	—	—	—	—	(3)
Remeasurement of net monetary position	11	—	1	—	—	—	—	—	12
Adjusted (Non-GAAP)	$156	$361	$567	$606	$—	$(70)	$(39)	$—	$1,581
Operating income from divestiture - developed market gum business	—	—	(20)	(39)	—	—	2	—	(57)
Adjusted (Non-GAAP) - As Recast	$156	$361	$547	$567	$—	$(70)	$(37)	$—	$1,524
Currency	3	47	32	3	—	(4)	—	—	81
Adjusted @ Constant FX (Non-GAAP) - As Recast	$159	$408	$579	$570	$—	$(74)	$(37)	$—	$1,605
$ Change - Reported (GAAP)	$36	$88	$130	$148	n/m	$(27)	$(7)	n/m	$411
$ Change - Adjusted (Non-GAAP)	48	8	8	173	n/m	(26)	(7)	n/m	204
% Change - Adjusted (Non-GAAP) - As Recast	48	8	—	150	n/m	(26)	(7)	n/m	173
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	51	55	32	153	n/m	(30)	(7)	n/m	254
% Change - Reported (GAAP)	35.0%	32.4%	34.5%	35.4%	n/m	(54.0)%	(21.9)%	n/m	37.6%
% Change - Adjusted (Non-GAAP)	44.4%	2.3%	1.4%	40.0%	n/m	(59.1)%	(21.9)%	n/m	14.8%
% Change - Adjusted (Non-GAAP) - As Recast	44.4%	2.3%	—%	36.0%	n/m	59.1%	23.3%	n/m	12.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	47.2%	15.6%	5.9%	36.7%	n/m	68.2%	23.3%	n/m	18.8%
Operating Income Margin
Reported %	11.5%	18.6%	15.3%	20.9%					16.4%
Reported pp change	(1.0)pp	4.0 pp	2.5 pp	1.3 pp					2.3 pp
Adjusted %	12.9%	18.6%	17.1%	22.4%					17.2%
Adjusted pp change	(0.3)pp	(0.3)pp	(1.9)pp	2.1 pp					(0.6)pp
Adjusted % - As Recast	12.9%	18.6%	16.8%	21.7%					16.9%
Adjusted pp change - As Recast	(0.3)pp	(0.3)pp	(2.1)pp	1.6 pp					(0.8)pp

	For the Three Months Ended March 31, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$826	$1,867	$2,935	$2,136	$—	$—	$—	$—	$7,764
Divestitures	(9)	—	—	—	—	—	—	—	(9)
Adjusted (Non-GAAP)	$817	$1,867	$2,935	$2,136	$—	$—	$—	$—	$7,755
Divestiture - developed market gum business	—	—	(41)	(62)	—	—	—	—	(103)
Adjusted (Non-GAAP) - As Recast	$817	$1,867	$2,894	$2,074	$—	$—	$—	$—	$7,652
Operating Income
Reported (GAAP)	$103	$272	$377	$418	$27	$(50)	$(32)	$(21)	$1,094
Simplify to Grow Program	—	3	7	15	—	6	—	—	31
Intangible asset impairment charges	—	78	—	—	—	—	—	—	78
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(27)	—	—	—	(27)
Acquisition integration costs and contingent consideration adjustments	—	—	32	—	—	—	—	—	32
Acquisition-related costs	—	—	—	—	—	—	—	21	21
Divestiture-related costs	1	—	—	—	—	—	—	—	1
Operating income from divestitures	(1)	—	—	—	—	—	—	—	(1)
Incremental costs due to war in Ukraine	—	—	143	—	—	—	—	—	143
Remeasurement of net monetary position	5	—	—	—	—	—	—	—	5
Adjusted (Non-GAAP)	$108	$353	$559	$433	$—	$(44)	$(32)	$—	$1,377
Operating income from divestiture - developed market gum business	—	—	(12)	(16)	—	—	2	—	(26)
Adjusted (Non-GAAP) - As Recast	$108	$353	$547	$417	$—	$(44)	$(30)	$—	$1,351
Operating Income Margin
Reported %	12.5%	14.6%	12.8%	19.6%					14.1%
Adjusted %	13.2%	18.9%	19.0%	20.3%					17.8%
Adjusted % - As Recast	13.2%	18.9%	18.9%	20.1%					17.7%

Exhibit 99.1
Schedule 3.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,629	$6,767	$11,420	$9,680	$—	$—	$—	$—	$31,496
Divestitures	(22)	—	—	—	—	—	—	—	(22)
Adjusted (Non-GAAP)	$3,607	$6,767	$11,420	$9,680	$—	$—	$—	$—	$31,474
Divestiture - developed market gum business	—	—	(178)	(298)	—	—	—	—	(476)
Adjusted (Non-GAAP) - As Recast	$3,607	$6,767	$11,242	$9,382	$—	$—	$—	$—	$30,998
Operating Income
Reported (GAAP)	$388	$929	$1,481	$1,769	$(326)	$(245)	$(132)	$(330)	$3,534
Simplify to Grow Program	1	19	41	49	—	12	—	—	122
Intangible asset impairment charges	—	101	—	—	—	—	—	—	101
Mark-to-market (gains)/losses from derivatives	—	—	—	—	326	—	—	—	326
Acquisition integration costs and contingent consideration adjustments	11	1	78	46	—	—	—	—	136
Inventory step-up	5	—	—	20	—	—	—	—	25
Acquisition-related costs	—	—	—	—	—	—	—	330	330
Divestiture-related costs	3	—	1	—	—	14	—	—	18
Operating income from divestitures	(4)	—	—	—	—	—	—	—	(4)
2017 malware incident net recoveries	2	4	7	2	—	(52)	—	—	(37)
European Commission legal matter	—	—	318	—	—	—	—	—	318
Incremental costs due to war in Ukraine	—	—	121	—	—	—	—	—	121
Remeasurement of net monetary position	39	—	1	—	—	—	—	—	40
Impact from pension participation changes	—	—	(1)	—	—	—	—	—	(1)
Adjusted (Non-GAAP)	$445	$1,054	$2,047	$1,886	$—	$(271)	$(132)	$—	$5,029
Operating income from divestiture - developed market gum business	—	—	(54)	(97)	—	—	7	—	(144)
Adjusted (Non-GAAP) - As Recast	$445	$1,054	$1,993	$1,789	$—	$(271)	$(125)	$—	$4,885
Currency	(4)	91	234	6	—	(7)	(8)	—	312
Adjusted @ Constant FX (Non-GAAP) - As Recast	$441	$1,145	$2,227	$1,795	$—	$(278)	$(133)	$—	$5,197
$ Change - Reported (GAAP)	$127	$(125)	$(611)	$398	n/m	$8	$2	n/m	$(1,119)
$ Change - Adjusted (Non-GAAP)	148	11	(146)	292	n/m	(43)	2	n/m	264
% Change - Adjusted (Non-GAAP) - As Recast	148	11	(160)	274	n/m	(43)	2	n/m	232
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	144	102	74	280	n/m	(50)	(6)	n/m	544
% Change - Reported (GAAP)	48.7%	(11.9)%	(29.2)%	29.0%	n/m	3.2%	1.5%	n/m	(24.0)%
% Change - Adjusted (Non-GAAP)	49.8%	1.1%	(6.7)%	18.3%	n/m	(18.9)%	1.5%	n/m	5.5%
% Change - Adjusted (Non-GAAP) - As Recast	49.8%	1.1%	(7.4)%	18.1%	n/m	18.9%	(1.6)%	n/m	5.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	48.5%	9.8%	3.4%	18.5%	n/m	21.9%	4.7%	n/m	11.7%
Operating Income Margin
Reported %	10.7%	13.7%	13.0%	18.3%					11.2%
Reported pp change	1.4 pp	(2.6)pp	(5.8)pp	1.8 pp					(5.0)pp
Adjusted %	12.3%	15.6%	17.9%	19.5%					16.0%
Adjusted pp change	1.5 pp	(0.6)pp	(1.8)pp	0.3 pp					(0.6)pp
Adjusted % - As Recast	12.3%	15.6%	17.7%	19.1%					15.8%
Adjusted pp change - As Recast	1.5 pp	(0.6)pp	(1.9)pp	0.2 pp					(0.7)pp

	For the Twelve Months Ended December 31, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,797	$6,465	$11,156	$8,302	$—	$—	$—	$—	$28,720
Divestitures	(43)	(35)	—	—	—	—	—	—	(78)
Adjusted (Non-GAAP)	$2,754	$6,430	$11,156	$8,302	$—	$—	$—	$—	$28,642
Divestiture - developed market gum business	—	—	(179)	(276)	—	—	—	—	(455)
Adjusted (Non-GAAP) - As Recast	$2,754	$6,430	$10,977	$8,026	$—	$—	$—	$—	$28,187
Operating Income
Reported (GAAP)	$261	$1,054	$2,092	$1,371	$279	$(253)	$(134)	$(17)	$4,653
Simplify to Grow Program	16	(7)	37	250	—	23	—	—	319
Intangible asset impairment charges	—	—	—	32	—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(279)	—	—	—	(279)
Acquisition integration costs and contingent consideration adjustments	—	1	16	(59)	—	2	—	—	(40)
Acquisition-related costs	—	—	—	—	—	—	—	25	25
Net gain on acquisition and divestitures	—	—	—	—	—	—	—	(8)	(8)
Divestiture-related costs	22	—	—	—	—	—	—	—	22
Operating income from divestitures	(10)	(5)	—	—	—	—	—	—	(15)
Remeasurement of net monetary position	13	—	—	—	—	—	—	—	13
Impact from pension participation changes	—	—	48	—	—	—	—	—	48
Impact from resolution of tax matters	(5)	—	—	—	—	—	—	—	(5)
Adjusted (Non-GAAP)	$297	$1,043	$2,193	$1,594	$—	$(228)	$(134)	$—	$4,765
Operating income from divestiture - developed market gum business	—	—	(40)	(79)	—	—	7	—	(112)
Adjusted (Non-GAAP) - As Recast	$297	$1,043	$2,153	$1,515	$—	$(228)	$(127)	$—	$4,653
Operating Income Margin
Reported %	9.3%	16.3%	18.8%	16.5%					16.2%
Adjusted %	10.8%	16.2%	19.7%	19.2%					16.6%
Adjusted % - As Recast	10.8%	16.2%	19.6%	18.9%					16.5%

Exhibit 99.1
Schedule 3.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended December 31, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,014	$1,661	$3,210	$2,810	$—	$—	$—	$—	$8,695
Divestitures	—	—	—	—	—	—	—	—	—
Adjusted (Non-GAAP)	$1,014	$1,661	$3,210	$2,810	$—	$—	$—	$—	$8,695
Divestiture - developed market gum business	—	—	(47)	(83)	—	—	—	—	(130)
Adjusted (Non-GAAP) - As Recast	$1,014	$1,661	$3,163	$2,727	$—	$—	$—	$—	$8,565
Operating Income
Reported (GAAP)	$83	$189	$311	$432	$(58)	$(75)	$(36)	$(12)	$834
Simplify to Grow Program	1	12	18	21	—	1	—	—	53
Mark-to-market (gains)/losses from derivatives	—	—	—	—	58	—	—	—	58
Acquisition integration costs and contingent consideration adjustments	5	—	(3)	38	—	—	—	—	40
Inventory step-up	5	—	—	—	—	—	—	—	5
Acquisition-related costs	—	—	—	—	—	—	—	12	12
Divestiture-related costs	—	—	1	—	—	5	—	—	6
2017 malware incident net recoveries	2	4	7	2	—	(52)	—	—	(37)
European Commission legal matter	—	—	318	—	—	—	—	—	318
Remeasurement of net monetary position	12	—	2	—	—	—	—	—	14
Impact from pension participation changes	—	—	(1)	—	—	—	—	—	(1)
Adjusted (Non-GAAP)	$108	$205	$653	$493	$—	$(121)	$(36)	$—	$1,302
Operating income from divestiture - developed market gum business	—	—	(15)	(32)	—	—	2	—	(45)
Adjusted (Non-GAAP) - As Recast	$108	$205	$638	$461	$—	$(121)	$(34)	$—	$1,257
Currency	(12)	31	52	4	—	(4)	(2)	—	69
Adjusted @ Constant FX (Non-GAAP) - As Recast	$96	$236	$690	$465	$—	$(125)	$(36)	$—	$1,326
$ Change - Reported (GAAP)	$43	$(23)	$(303)	$(7)	n/m	$1	$(4)	n/m	$(370)
$ Change - Adjusted (Non-GAAP)	42	(12)	25	131	n/m	(51)	(4)	n/m	131
% Change - Adjusted (Non-GAAP) - As Recast	42	(12)	25	122	n/m	(51)	(4)	n/m	122
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	30	19	77	126	n/m	(55)	(6)	n/m	191
% Change - Reported (GAAP)	107.5%	(10.8)%	(49.3)%	(1.6)%	n/m	1.3%	(12.5)%	n/m	(30.7)%
% Change - Adjusted (Non-GAAP)	63.6%	(5.5)%	4.0%	36.2%	n/m	(72.9)%	(12.5)%	n/m	11.2%
% Change - Adjusted (Non-GAAP) - As Recast	63.6%	(5.5)%	4.1%	36.0%	n/m	72.9%	13.3%	n/m	10.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	45.5%	8.8%	12.6%	37.2%	n/m	78.6%	20.0%	n/m	16.8%
Operating Income Margin
Reported %	8.2%	11.4%	9.7%	15.4%					9.6%
Reported pp change	2.6 pp	(1.5)pp	(10.0)pp	(4.6)pp					(6.1)pp
Adjusted %	10.7%	12.3%	20.3%	17.5%					15.0%
Adjusted pp change	1.2 pp	(1.0)pp	0.2 pp	1.0 pp					(0.3)pp
Adjusted % - As Recast	10.7%	12.3%	20.2%	16.9%					14.7%
Adjusted pp change - As Recast	1.2 pp	(1.0)pp	0.3 pp	0.9 pp					(0.4)pp

	For the Three Months Ended December 31, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$708	$1,639	$3,121	$2,190	$—	$—	$—	$—	$7,658
Divestitures	(15)	(5)	—	—	—	—	—	—	(20)
Adjusted (Non-GAAP)	$693	$1,634	$3,121	$2,190	$—	$—	$—	$—	$7,638
Divestiture - developed market gum business	—	—	(45)	(76)	—	—	—	—	(121)
Adjusted (Non-GAAP) - As Recast	$693	$1,634	$3,076	$2,114	$—	$—	$—	$—	$7,517
Operating Income
Reported (GAAP)	$40	$212	$614	$439	$9	$(76)	$(32)	$(2)	$1,204
Simplify to Grow Program	5	4	3	(78)	—	4	—	—	(62)
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(9)	—	—	—	(9)
Acquisition integration costs and contingent consideration adjustments	—	1	10	1	—	2	—	—	14
Acquisition-related costs	—	—	—	—	—	—	—	1	1
Loss on divestitures	—	—	—	—	—	—	—	1	1
Divestiture-related costs	22	—	—	—	—	—	—	—	22
Operating income from divestitures	(4)	—	—	—	—	—	—	—	(4)
Remeasurement of net monetary position	3	—	—	—	—	—	—	—	3
Impact from pension participation changes	—	—	1	—	—	—	—	—	1
Adjusted (Non-GAAP)	$66	$217	$628	$362	$—	$(70)	$(32)	$—	$1,171
Operating income from divestiture - developed market gum business	—	—	(15)	(23)	—	—	2	—	(36)
Adjusted (Non-GAAP) - As Recast	$66	$217	$613	$339	$—	$(70)	$(30)	$—	$1,135
Operating Income Margin
Reported %	5.6%	12.9%	19.7%	20.0%					15.7%
Adjusted %	9.5%	13.3%	20.1%	16.5%					15.3%
Adjusted % - As Recast	9.5%	13.3%	19.9%	16.0%					15.1%

Exhibit 99.1
Schedule 3.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$913	$1,704	$2,649	$2,497	$—	$—	$—	$—	$7,763
Divestitures	(1)	—	—	—	—	—	—	—	(1)
Adjusted (Non-GAAP)	$912	$1,704	$2,649	$2,497	$—	$—	$—	$—	$7,762
Divestiture - developed market gum business	—	—	(42)	(70)	—	—	—	—	(112)
Adjusted (Non-GAAP) - As Recast	$912	$1,704	$2,607	$2,427	$—	$—	$—	$—	$7,650
Operating Income
Reported (GAAP)	$112	$257	$413	$465	$(186)	$(58)	$(32)	$(292)	$679
Simplify to Grow Program	(1)	1	8	—	—	8	—	—	16
Intangible asset impairment charges	—	23	—	—	—	—	—	—	23
Mark-to-market (gains)/losses from derivatives	—	—	—	—	186	—	—	—	186
Acquisition integration costs and contingent consideration adjustments	6	1	13	7	—	—	—	—	27
Inventory step-up	—	—	—	20	—	—	—	—	20
Acquisition-related costs	—	—	—	—	—	—	—	292	292
Divestiture-related costs	1	—	—	—	—	5	—	—	6
Incremental costs due to war in Ukraine	—	—	(7)	—	—	—	—	—	(7)
Remeasurement of net monetary position	12	—	(1)	—	—	—	—	—	11
Adjusted (Non-GAAP)	$130	$282	$426	$492	$—	$(45)	$(32)	$—	$1,253
Operating income from divestiture - developed market gum business	—	—	(14)	(22)	—	—	2	—	(34)
Adjusted (Non-GAAP) - As Recast	$130	$282	$412	$470	$—	$(45)	$(30)	$—	$1,219
Currency	6	31	55	—	—	3	(4)	—	91
Adjusted @ Constant FX (Non-GAAP) - As Recast	$136	$313	$467	$470	$—	$(42)	$(34)	$—	$1,310
$ Change - Reported (GAAP)	$21	$(10)	$(95)	$102	n/m	$(23)	$—	n/m	$(615)
$ Change - Adjusted (Non-GAAP)	39	15	(98)	83	n/m	(16)	—	n/m	23
% Change - Adjusted (Non-GAAP) - As Recast	39	15	(103)	84	n/m	(16)	—	n/m	19
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	45	46	(48)	84	n/m	(13)	(4)	n/m	110
% Change - Reported (GAAP)	23.1%	(3.7)%	(18.7)%	28.1%	n/m	(65.7)%	—%	n/m	(47.5)%
% Change - Adjusted (Non-GAAP)	42.9%	5.6%	(18.7)%	20.3%	n/m	(55.2)%	—%	n/m	1.9%
% Change - Adjusted (Non-GAAP) - As Recast	42.9%	5.6%	(20.0)%	21.8%	n/m	55.2%	—%	n/m	1.6%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	49.5%	17.2%	(9.3)%	21.8%	n/m	44.8%	13.3%	n/m	9.2%
Operating Income Margin
Reported %	12.3%	15.1%	15.6%	18.6%					8.7%
Reported pp change	0.2 pp	(1.3)pp	(3.1)pp	1.2 pp					(9.3)pp
Adjusted %	14.3%	16.5%	16.1%	19.7%					16.1%
Adjusted pp change	2.0 pp	(0.1)pp	(3.2)pp	0.1 pp					(1.1)pp
Adjusted % - As Recast	14.3%	16.5%	15.8%	19.4%					15.9%
Adjusted pp change - As Recast	2.0 pp	(0.1)pp	(3.5)pp	0.2 pp					(1.2)pp

	For the Three Months Ended September 30, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$751	$1,629	$2,714	$2,088	$—	$—	$—	$—	$7,182
Divestitures	(11)	(16)	—	—	—	—	—	—	(27)
Adjusted (Non-GAAP)	$740	$1,613	$2,714	$2,088	$—	$—	$—	$—	$7,155
Divestiture - developed market gum business	—	—	(47)	(73)	—	—	—	—	(120)
Adjusted (Non-GAAP) - As Recast	$740	$1,613	$2,667	$2,015	$—	$—	$—	$—	$7,035
Operating Income
Reported (GAAP)	$91	$267	$508	$363	$132	$(35)	$(32)	$—	$1,294
Simplify to Grow Program	1	3	8	108	—	7	—	—	127
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(132)	—	—	—	(132)
Acquisition integration costs and contingent consideration adjustments	—	—	6	(62)	—	(1)	—	—	(57)
Operating income from divestitures	(3)	(3)	—	—	—	—	—	—	(6)
Remeasurement of net monetary position	2	—	—	—	—	—	—	—	2
Impact from pension participation changes	—	—	2	—	—	—	—	—	2
Adjusted (Non-GAAP)	$91	$267	$524	$409	$—	$(29)	$(32)	$—	$1,230
Operating income from divestiture - developed market gum business	—	—	(9)	(23)	—	—	2	—	(30)
Adjusted (Non-GAAP) - As Recast	$91	$267	$515	$386	$—	$(29)	$(30)	$—	$1,200
Operating Income Margin
Reported %	12.1%	16.4%	18.7%	17.4%					18.0%
Adjusted %	12.3%	16.6%	19.3%	19.6%					17.2%
Adjusted % - As Recast	12.3%	16.6%	19.3%	19.2%					17.1%

Exhibit 99.1
Schedule 3.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$876	$1,535	$2,626	$2,237	$—	$—	$—	$—	$7,274
Divestitures	(12)	—	—	—	—	—	—	—	(12)
Adjusted (Non-GAAP)	$864	$1,535	$2,626	$2,237	$—	$—	$—	$—	$7,262
Divestiture - developed market gum business	—	—	(48)	(83)	—	—	—	—	(131)
Adjusted (Non-GAAP) - As Recast	$864	$1,535	$2,578	$2,154	$—	$—	$—	$—	$7,131
Operating Income
Reported (GAAP)	$90	$211	$380	$454	$(109)	$(62)	$(32)	$(5)	$927
Simplify to Grow Program	1	3	8	13	—	(3)	—	—	22
Mark-to-market (gains)/losses from derivatives	—	—	—	—	109	—	—	—	109
Acquisition integration costs and contingent consideration adjustments	—	—	36	1	—	—	—	—	37
Acquisition-related costs	—	—	—	—	—	—	—	5	5
Divestiture-related costs	1	—	—	—	—	4	—	—	5
Operating income from divestitures	(3)	—	—	—	—	—	—	—	(3)
Incremental costs due to war in Ukraine	—	—	(15)	—	—	—	—	—	(15)
Remeasurement of net monetary position	10	—	—	—	—	—	—	—	10
Adjusted (Non-GAAP)	$99	$214	$409	$468	$—	$(61)	$(32)	$—	$1,097
Operating income from divestiture - developed market gum business	—	—	(13)	(27)	—	—	1	—	(39)
Adjusted (Non-GAAP) - As Recast	$99	$214	$396	$441	$—	$(61)	$(31)	$—	$1,058
Currency	(4)	19	50	1	—	(3)	—	—	63
Adjusted @ Constant FX (Non-GAAP) - As Recast	$95	$233	$446	$442	$—	$(64)	$(31)	$—	$1,121
$ Change - Reported (GAAP)	$36	$(2)	$(33)	$155	n/m	$16	$—	n/m	$55
$ Change - Adjusted (Non-GAAP)	45	(2)	(58)	27	n/m	12	—	n/m	24
% Change - Adjusted (Non-GAAP) - As Recast	45	(2)	(62)	22	n/m	12	—	n/m	15
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	41	17	(12)	23	n/m	9	—	n/m	78
% Change - Reported (GAAP)	66.7%	(0.9)%	(8.0)%	51.8%	n/m	20.5%	—%	n/m	6.3%
% Change - Adjusted (Non-GAAP)	83.3%	(0.9)%	(12.4)%	6.1%	n/m	16.4%	—%	n/m	2.2%
% Change - Adjusted (Non-GAAP) - As Recast	83.3%	(0.9)%	(13.5)%	5.3%	n/m	(16.4)%	—%	n/m	1.4%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	75.9%	7.9%	(2.6)%	5.5%	n/m	(12.3)%	—%	n/m	7.5%
Operating Income Margin
Reported %	10.3%	13.7%	14.5%	20.3%					12.7%
Reported pp change	2.2 pp	(1.0)pp	(2.2)pp	5.7 pp					(0.4)pp
Adjusted %	11.5%	13.9%	15.6%	20.9%					15.1%
Adjusted pp change	3.3 pp	(1.1)pp	(3.3)pp	(0.6)pp					(1.1)pp
Adjusted % - As Recast	11.5%	13.9%	15.4%	20.5%					14.8%
Adjusted pp change - As Recast	3.3 pp	(1.1)pp	(3.5)pp	(0.7)pp					(1.2)pp

	For the Three Months Ended June 30, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669	$1,452	$2,474	$2,047	$—	$—	$—	$—	$6,642
Divestitures	(9)	(14)	—	—	—	—	—	—	(23)
Adjusted (Non-GAAP)	$660	$1,438	$2,474	$2,047	$—	$—	$—	$—	$6,619
Divestiture - developed market gum business	—	—	(46)	(71)	—	—	—	—	(117)
Adjusted (Non-GAAP) - As Recast	$660	$1,438	$2,428	$1,976	$—	$—	$—	$—	$6,502
Operating Income
Reported (GAAP)	$54	$213	$413	$299	$20	$(78)	$(32)	$(17)	$872
Simplify to Grow Program	4	5	10	109	—	4	—	—	132
Intangible asset impairment charges	—	—	—	32	—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(20)	—	—	—	(20)
Acquisition integration costs and contingent consideration adjustments	—	—	—	1	—	1	—	—	2
Acquisition-related costs	—	—	—	—	—	—	—	17	17
Operating income from divestitures	(2)	(2)	—	—	—	—	—	—	(4)
Remeasurement of net monetary position	3	—	—	—	—	—	—	—	3
Impact from pension participation changes	—	—	44	—	—	—	—	—	44
Impact from resolution of tax matters	(5)	—	—	—	—	—	—	—	(5)
Adjusted (Non-GAAP)	$54	$216	$467	$441	$—	$(73)	$(32)	$—	$1,073
Operating income from divestiture - developed market gum business	—	—	(9)	(22)	—	—	1	—	(30)
Adjusted (Non-GAAP) - As Recast	$54	$216	$458	$419	$—	$(73)	$(31)	$—	$1,043
Operating Income Margin
Reported %	8.1%	14.7%	16.7%	14.6%					13.1%
Adjusted %	8.2%	15.0%	18.9%	21.5%					16.2%
Adjusted % - As Recast	8.2%	15.0%	18.9%	21.2%					16.0%

Exhibit 99.1
Schedule 3.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2022
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$826	$1,867	$2,935	$2,136	$—	$—	$—	$—	$7,764
Divestitures	(9)	—	—	—	—	—	—	—	(9)
Adjusted (Non-GAAP)	$817	$1,867	$2,935	$2,136	$—	$—	$—	$—	$7,755
Divestiture - developed market gum business	—	—	(41)	(62)	—	—	—	—	(103)
Adjusted (Non-GAAP) - As Recast	$817	$1,867	$2,894	$2,074	$—	$—	$—	$—	$7,652
Operating Income
Reported (GAAP)	$103	$272	$377	$418	$27	$(50)	$(32)	$(21)	$1,094
Simplify to Grow Program	—	3	7	15	—	6	—	—	31
Intangible asset impairment charges	—	78	—	—	—	—	—	—	78
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(27)	—	—	—	(27)
Acquisition integration costs and contingent consideration adjustments	—	—	32	—	—	—	—	—	32
Acquisition-related costs	—	—	—	—	—	—	—	21	21
Divestiture-related costs	1	—	—	—	—	—	—	—	1
Operating income from divestitures	(1)	—	—	—	—	—	—	—	(1)
Incremental costs due to war in Ukraine	—	—	143	—	—	—	—	—	143
Remeasurement of net monetary position	5	—	—	—	—	—	—	—	5
Adjusted (Non-GAAP)	$108	$353	$559	$433	$—	$(44)	$(32)	$—	$1,377
Operating income from divestiture - developed market gum business	—	—	(12)	(16)	—	—	2	—	(26)
Adjusted (Non-GAAP) - As Recast	$108	$353	$547	$417	$—	$(44)	$(30)	$—	$1,351
Currency	6	10	77	1	—	(3)	(2)	—	89
Adjusted @ Constant FX (Non-GAAP) - As Recast	$114	$363	$624	$418	$—	$(47)	$(32)	$—	$1,440
$ Change - Reported (GAAP)	$27	$(90)	$(180)	$148	n/m	$14	$6	n/m	$(189)
$ Change - Adjusted (Non-GAAP)	22	10	(15)	51	n/m	12	6	n/m	86
% Change - Adjusted (Non-GAAP) - As Recast	22	10	(20)	46	n/m	12	6	n/m	76
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	28	20	57	47	n/m	9	4	n/m	165
% Change - Reported (GAAP)	35.5%	(24.9)%	(32.3)%	54.8%	n/m	21.9%	15.8%	n/m	(14.7)%
% Change - Adjusted (Non-GAAP)	25.6%	2.9%	(2.6)%	13.4%	n/m	21.4%	15.8%	n/m	6.7%
% Change - Adjusted (Non-GAAP) - As Recast	25.6%	2.9%	(3.5)%	12.4%	n/m	(21.4)%	(16.7)%	n/m	6.0%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	32.6%	5.8%	10.1%	12.7%	n/m	(16.1)%	(11.1)%	n/m	12.9%
Operating Income Margin
Reported %	12.5%	14.6%	12.8%	19.6%					14.1%
Reported pp change	1.1 pp	(6.1)pp	(6.8)pp	5.9 pp					(3.6)pp
Adjusted %	13.2%	18.9%	19.0%	20.3%					17.8%
Adjusted pp change	0.2 pp	(0.8)pp	(1.2)pp	1.0 pp					(0.1)pp
Adjusted % - As Recast	13.2%	18.9%	18.9%	20.1%					17.7%
Adjusted pp change - As Recast	0.2 pp	(0.8)pp	(1.3)pp	0.8 pp					(0.2)pp

	For the Three Months Ended March 31, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669	$1,745	$2,847	$1,977	$—	$—	$—	$—	$7,238
Divestitures	(8)	—	—	—	—	—	—	—	(8)
Adjusted (Non-GAAP)	$661	$1,745	$2,847	$1,977	$—	$—	$—	$—	$7,230
Divestiture - developed market gum business	—	—	(41)	(56)	—	—	—	—	(97)
Adjusted (Non-GAAP) - As Recast	$661	$1,745	$2,806	$1,921	$—	$—	$—	$—	$7,133
Operating Income
Reported (GAAP)	$76	$362	$557	$270	$118	$(64)	$(38)	$2	$1,283
Simplify to Grow Program	6	(19)	16	111	—	8	—	—	122
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(118)	—	—	—	(118)
Acquisition integration costs and contingent consideration adjustments	—	—	—	1	—	—	—	—	1
Acquisition-related costs	—	—	—	—	—	—	—	7	7
Gain on acquisition	—	—	—	—	—	—	—	(9)	(9)
Operating income from divestitures	(1)	—	—	—	—	—	—	—	(1)
Remeasurement of net monetary position	5	—	—	—	—	—	—	—	5
Impact from pension participation changes	—	—	1	—	—	—	—	—	1
Adjusted (Non-GAAP)	$86	$343	$574	$382	$—	$(56)	$(38)	$—	$1,291
Operating income from divestiture - developed market gum business	—	—	(7)	(11)	—	—	2	—	(16)
Adjusted (Non-GAAP) - As Recast	$86	$343	$567	$371	$—	$(56)	$(36)	$—	$1,275
Operating Income Margin
Reported %	11.4%	20.7%	19.6%	13.7%					17.7%
Adjusted %	13.0%	19.7%	20.2%	19.3%					17.9%
Adjusted % - As Recast	13.0%	19.7%	20.2%	19.3%					17.9%

Exhibit 99.1
Schedule 3.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Segment Data
(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2021
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,797	$6,465	$11,156	$8,302	$—	$—	$—	$—	$28,720
Divestitures	(43)	(35)	—	—	—	—	—	—	(78)
Adjusted (Non-GAAP)	$2,754	$6,430	$11,156	$8,302	$—	$—	$—	$—	$28,642
Divestiture - developed market gum business	—	—	(179)	(276)	—	—	—	—	(455)
Adjusted (Non-GAAP) - As Recast	$2,754	$6,430	$10,977	$8,026	$—	$—	$—	$—	$28,187
Operating Income
Reported (GAAP)	$261	$1,054	$2,092	$1,371	$279	$(253)	$(134)	$(17)	$4,653
Simplify to Grow Program	16	(7)	37	250	—	23	—	—	319
Intangible asset impairment charges	—	—	—	32	—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(279)	—	—	—	(279)
Acquisition integration costs and contingent consideration adjustments	—	1	16	(59)	—	2	—	—	(40)
Acquisition-related costs	—	—	—	—	—	—	—	25	25
Net gain on acquisition and divestitures	—	—	—	—	—	—	—	(8)	(8)
Divestiture-related costs	22	—	—	—	—	—	—	—	22
Operating income from divestitures	(10)	(5)	—	—	—	—	—	—	(15)
Remeasurement of net monetary position	13	—	—	—	—	—	—	—	13
Impact from pension participation changes	—	—	48	—	—	—	—	—	48
Impact from resolution of tax matters	(5)	—	—	—	—	—	—	—	(5)
Adjusted (Non-GAAP)	$297	$1,043	$2,193	$1,594	$—	$(228)	$(134)	$—	$4,765
Operating income from divestiture - developed market gum business	—	—	(40)	(79)	—	—	7	—	(112)
Adjusted (Non-GAAP) - As Recast	$297	$1,043	$2,153	$1,515	$—	$(228)	$(127)	$—	$4,653
Currency	21	(48)	(84)	(9)	—	(4)	5	—	(119)
Adjusted @ Constant FX (Non-GAAP) - As Recast	$318	$995	$2,069	$1,506	$—	$(232)	$(122)	$—	$4,534
$ Change - Reported (GAAP)	$72	$233	$317	$(216)	n/m	$73	$60	n/m	$800
$ Change - Adjusted (Non-GAAP)	70	167	235	(175)	n/m	9	60	n/m	366
% Change - Adjusted (Non-GAAP) - As Recast	70	167	236	(194)	n/m	9	60	n/m	348
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	91	119	152	(203)	n/m	5	65	n/m	229
% Change - Reported (GAAP)	38.1%	28.4%	17.9%	(13.6)%	n/m	22.4%	30.9%	n/m	20.8%
% Change - Adjusted (Non-GAAP)	30.8%	19.1%	12.0%	(9.9)%	n/m	3.8%	30.9%	n/m	8.3%
% Change - Adjusted (Non-GAAP) - As Recast	30.8%	19.1%	12.3%	(11.4)%	n/m	3.8%	32.1%	n/m	8.1%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	40.1%	13.6%	7.9%	(11.9)%	n/m	2.1%	34.8%	n/m	5.3%
Operating Income Margin
Reported %	9.3%	16.3%	18.8%	16.5%					16.2%
Reported pp change	1.7 pp	2.0 pp	1.4 pp	(3.0)pp					1.7 pp
Adjusted %	10.8%	16.2%	19.7%	19.2%					16.6%
Adjusted pp change	1.5 pp	0.9 pp	0.5 pp	(2.5)pp					- pp
Adjusted % - As Recast	10.8%	16.2%	19.6%	18.9%					16.5%
Adjusted pp change - As Recast	1.5 pp	0.9 pp	0.5 pp	(2.8)pp					- pp

	For the Twelve Months Ended December 31, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,477	$5,740	$10,207	$8,157	$—	$—	$—	$—	$26,581
Divestitures	(32)	—	—	—	—	—	—	—	(32)
Adjusted (Non-GAAP)	$2,445	$5,740	$10,207	$8,157	$—	$—	$—	$—	$26,549
Divestiture - developed market gum business	—	—	(180)	(270)	—	—	—	—	(450)
Adjusted (Non-GAAP) - As Recast	$2,445	$5,740	$10,027	$7,887	$—	$—	$—	$—	$26,099
Operating Income
Reported (GAAP)	$189	$821	$1,775	$1,587	$16	$(326)	$(194)	$(15)	$3,853
Simplify to Grow Program	48	46	130	95	—	41	—	—	360
Intangible asset impairment charges	3	5	53	83	—	—	—	—	144
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(16)	—	—	—	(16)
Acquisition integration costs	—	—	—	4	—	—	—	—	4
Acquisition-related costs	—	—	—	—	—	—	—	15	15
Divestiture-related costs	—	4	—	—	—	—	—	—	4
Operating income from divestitures	(2)	—	—	—	—	—	—	—	(2)
Costs associated with JDE Peet’s transaction	—	—	—	—	—	48	—	—	48
Remeasurement of net monetary position	9	—	—	—	—	—	—	—	9
Impact from resolution of tax matters	(20)	—	—	—	—	—	—	—	(20)
Adjusted (Non-GAAP)	$227	$876	$1,958	$1,769	$—	$(237)	$(194)	$—	$4,399
Operating income from divestiture - developed market gum business	—	—	(41)	(60)	—	—	7	—	(94)
Adjusted (Non-GAAP) - As Recast	$227	$876	$1,917	$1,709	$—	$(237)	$(187)	$—	$4,305
Operating Income Margin
Reported %	7.6%	14.3%	17.4%	19.5%					14.5%
Adjusted %	9.3%	15.3%	19.2%	21.7%					16.6%
Adjusted % - As Recast	9.3%	15.3%	19.1%	21.7%					16.5%

Exhibit 99.1
Schedule 4.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,309	$(60)	$258	$(606)	$4,717	$1,280	27.1%	$(465)	$(116)	$9	$4,009	$2.92
Simplify to Grow Program	61	—	—	—	61	9		—	—	—	52	0.04
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.02
Mark-to-market (gains)/losses from derivatives	(239)	—	(6)	—	(233)	(38)		3	—	—	(198)	(0.14)
Acquisition integration costs and contingent consideration adjustments	143	—	—	—	143	39		—	—	—	104	0.08
Divestiture-related costs	66	—	—	—	66	22		—	—	—	44	0.03
Net earnings from divestitures	—	—	—	—	—	(4)		—	28	—	(24)	(0.02)
Incremental costs due to war in Ukraine	(2)	—	—	—	(2)	—		—	—	—	(2)	—
Remeasurement of net monetary position	60	—	—	—	60	—		—	—	—	60	0.04
Impact from pension participation changes	—	—	(8)	—	8	2		—	—	—	6	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(15)		—	—	—	15	0.01
Gain on marketable securities	—	—	—	593	(593)	(135)		—	—	—	(458)	(0.33)
Gain on equity method investment transactions	—	—	—	—	—	(124)		462	—	—	(338)	(0.25)
Equity method investee items	—	—	—	—	—	—		—	(82)	—	82	0.06
Adjusted (Non-GAAP)	$4,424	$(60)	$243	$(13)	$4,254	$1,042	24.5%	$—	$(170)	$9	$3,373	2.46
Net earnings from divestiture - developed market gum business	(193)	—	—	—	(193)	(41)		—	—	—	(152)	(0.11)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$4,231	$(60)	$243	$(13)	$4,061	$1,001	24.6%	$—	$(170)	$9	$3,221	$2.35
Currency											174	0.12
Adjusted @ Constant FX (Non-GAAP) - As Recast											$3,395	$2.47
Diluted Average Shares Outstanding												1,372

	For the Nine Months Ended September 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,700	$(93)	$337	$—	$2,456	$595	24.2%	$19	$(300)	$8	$2,134	$1.54
Simplify to Grow Program	69	(1)	—	—	70	16		—	—	—	54	0.04
Intangible asset impairment charges	101	—	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	268	—	51	—	217	41		(3)	—	—	179	0.13
Acquisition integration costs and contingent consideration adjustments	96	—	(4)	—	100	57		—	—	—	43	0.03
Inventory step-up	20	—	—	—	20	5		—	—	—	15	0.01
Acquisition-related costs	318	—	—	—	318	3		—	—	—	315	0.23
Divestiture-related costs	12	—	—	—	12	3		—	—	—	9	0.01
Net earnings from divestitures	(4)	—	—	—	(4)	(19)		—	116	—	(101)	(0.07)
Incremental costs due to war in Ukraine	121	—	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(8)	—	8	2		—	—	—	6	—
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	—	(22)		—	—	—	22	0.01
Loss on equity method investment transactions	—	—	—	—	—	(1)		(16)	—	—	17	0.01
Equity method investee items	—	—	—	—	—	—		—	7	—	(7)	—
Adjusted (Non-GAAP)	$3,727	$(94)	$247	$—	$3,574	$732	20.5%	$—	$(177)	$8	$3,011	2.17
Net earnings from divestiture - developed market gum business	(99)	—	—	—	(99)	(19)		—	—	—	(80)	(0.06)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$3,628	$(94)	$247	$—	$3,475	$713	20.5%	$—	$(176)	$8	$2,930	$2.11
Diluted Average Shares Outstanding												1,389
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 4.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,379	$(19)	$66	$1	$1,331	$354	26.6%	$(1)	$(10)	$4	$984	$0.72
Simplify to Grow Program	20	—	—	—	20	2		—	—	—	18	0.01
Intangible asset impairment charges	26	—	—	—	26	6		—	—	—	20	0.02
Mark-to-market (gains)/losses from derivatives	(19)	—	—	—	(19)	(9)		1	—	—	(11)	(0.01)
Acquisition integration costs and contingent consideration adjustments	68	—	—	—	68	17		—	—	—	51	0.04
Divestiture-related costs	14	—	—	—	14	14		—	—	—	—	—
Incremental costs due to war in Ukraine	1	—	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	22	—	—	—	22	—		—	—	—	22	0.02
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(13)		—	—	—	13	0.01
Gain on marketable securities	—	—	—	—	—	21		—	—	—	(21)	(0.02)
Equity method investee items	—	—	—	—	—	—		—	(38)	—	38	0.03
Adjusted (Non-GAAP)	$1,511	$(19)	$63	$1	$1,466	$393	26.8%	$—	$(48)	$4	$1,117	0.82
Net earnings from divestiture - developed market gum business	(73)	—	—	—	(73)	(17)		—	—	—	(56)	(0.05)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,438	$(19)	$63	$1	$1,393	$376	27.0%	$—	$(48)	$4	$1,061	$0.77
Currency											41	0.03
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,102	$0.80
Diluted Average Shares Outstanding												1,370

	For the Three Months Ended September 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$679	$(30)	$71	$—	$638	$184	28.8%	$6	$(85)	$1	$532	$0.39
Simplify to Grow Program	16	—	—	—	16	3		—	—	—	13	0.01
Intangible asset impairment charges	23	—	—		23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	186	—	69	—	117	22		(3)	—	—	98	0.07
Acquisition integration costs and contingent consideration adjustments	27	—	(1)	—	28	6		—	—	—	22	0.02
Inventory step-up	20	—	—		20	5		—	—	—	15	0.01
Acquisition-related costs	292	—	—	—	292	—		—	—	—	292	0.21
Divestiture-related costs	6	—	—	—	6	2		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	—	(2)		—	18	—	(16)	(0.01)
Incremental costs due to war in Ukraine	(7)	—	—	—	(7)	(2)		—	—	—	(5)	—
Remeasurement of net monetary position	11	—	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(13)		—	—	—	13	0.01
Loss on equity method investment transactions	—	—	—	—	—	(1)		(3)	—	—	4	—
Equity method investee items	—	—	—	—	—	—		—	13	—	(13)	(0.01)
Adjusted (Non-GAAP)	$1,253	$(30)	$136	$—	$1,147	$211	18.4%	$—	$(54)	$1	$989	0.72
Net earnings from divestiture - developed market gum business	(34)	—	—	—	(34)	(5)		—	—	—	(29)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,219	$(30)	$136	$—	$1,113	$206	18.5%	$—	$(53)	$1	$959	$0.70
Diluted Average Shares Outstanding												1,379
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 4.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,425	$(22)	$97	$189	$1,161	$268	23.1%	$23	$(71)	$(3)	$944	$0.69
Simplify to Grow Program	6	—	—	—	6	1		—	—	—	5	0.01
Mark-to-market (gains)/losses from derivatives	(171)	—	(3)	—	(168)	(21)		—	—	—	(147)	(0.11)
Acquisition integration costs and contingent consideration adjustments	24	—	—	—	24	9		—	—	—	15	0.01
Divestiture-related costs	22	—	—	—	22	4		—	—	—	18	0.01
Net earnings from divestitures	—	—	—	—	—	—		—	5	—	(5)	(0.01)
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(2)		—	—	—	2	—
Loss on marketable securities	—	—	—	(194)	194	45		—	—	—	149	0.11
Loss on equity method investment transactions	—	—	—	—	—	1		(23)	—	—	22	0.02
Adjusted (Non-GAAP)	$1,332	$(22)	$91	$(5)	$1,268	$305	24.1%	$—	$(66)	$(3)	$1,032	0.75
Net earnings from divestiture - developed market gum business	(63)	—	—	—	(63)	(12)		—	—	—	(51)	(0.03)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,269	$(22)	$91	$(5)	$1,205	$293	24.3%	$—	$(66)	$(3)	$981	$0.72
Currency											54	0.03
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,035	$0.75
Diluted Average Shares Outstanding												1,372

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$—	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	—	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(3)	—	—	—	(3)	(7)		—	41	—	(37)	(0.03)
Incremental costs due to war in Ukraine	(15)	—	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	—	—		—	3	—	(3)	—
Rounding	—	—	—	—	—	—		—	—	—	—	(0.01)
Adjusted (Non-GAAP)	$1,097	$(31)	$77	$—	$1,051	$209	19.9%	$—	$(54)	$1	$895	0.64
Net earnings from divestiture - developed market gum business	(39)	—	—	—	(39)	(8)		—	—	—	(31)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,058	$(31)	$77	$—	$1,012	$201	19.9%	$—	$(54)	$1	$864	$0.62
Diluted Average Shares Outstanding												1,389
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 4.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,505	$(19)	$95	$(796)	$2,225	$658	29.6%	$(487)	$(35)	$8	$2,081	$1.52
Simplify to Grow Program	35	—	—	—	35	6		—	—	—	29	0.02
Mark-to-market (gains)/losses from derivatives	(49)	—	(3)	—	(46)	(8)		2	—	—	(40)	(0.03)
Acquisition integration costs and contingent consideration adjustments	51	—	—	—	51	13		—	—	—	38	0.03
Divestiture-related costs	30	—	—	—	30	4		—	—	—	26	0.02
Net earnings from divestitures	—	—	—	—	—	(4)		—	23	—	(19)	(0.02)
Incremental costs due to war in Ukraine	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Remeasurement of net monetary position	12	—	—	—	12	—		—	—	—	12	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Gain on marketable securities	—	—	—	787	(787)	(201)		—	—	—	(586)	(0.43)
Gain on equity method investment transactions	—	—	—	—	—	(125)		485	—	—	(360)	(0.26)
Equity method investee items	—	—	—	—	—	—		—	(44)	—	44	0.03
Adjusted (Non-GAAP)	$1,581	$(19)	$89	$(9)	$1,520	$344	22.6%	$—	$(56)	$8	$1,224	0.89
Net earnings from divestiture - developed market gum business	(57)	—	—	—	(57)	(12)		—	—	—	(45)	(0.03)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,524	$(19)	$89	$(9)	$1,463	$332	22.7%	$—	$(56)	$8	$1,179	$0.86
Currency											79	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,258	$0.92
Diluted Average Shares Outstanding												1,373

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$—	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	—	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	—	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(1)	—	—	—	(1)	(10)		—	57	—	(48)	(0.03)
Incremental costs due to war in Ukraine	143	—	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	—	—		—	(9)	—	9	—
Adjusted (Non-GAAP)	$1,377	$(33)	$34	$—	$1,376	$312	22.7%	$—	$(69)	$6	$1,127	0.81
Net earnings from divestiture - developed market gum business	(26)	—	—	—	(26)	(6)		—	—	—	(20)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,351	$(33)	$34	$—	$1,350	$306	22.7%	$—	$(69)	$6	$1,107	$0.79
Diluted Average Shares Outstanding												1,398
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 4.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,534	$(117)	$423	$3,228	$865	26.8%	$22	$(385)	$9	$2,717	$1.96
Simplify to Grow Program	122	(1)	—	123	26		—	—	—	97	0.07
Intangible asset impairment charges	101	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	326	—	8	318	56		—	—	—	262	0.19
Acquisition integration costs and contingent consideration adjustments	136	(8)	(4)	148	72		—	—	—	76	0.05
Inventory step-up	25	—	—	25	7		—	—	—	18	0.01
Acquisition-related costs	330	—	76	254	(11)		—	—	—	265	0.19
Divestiture-related costs	18	—	—	18	9		—	—	—	9	0.01
Net earnings from divestitures	(4)	—	—	(4)	(20)		—	132	—	(116)	(0.08)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Incremental costs due to war in Ukraine	121	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	40	—	—	40	—		—	—	—	40	0.03
Impact from pension participation changes	(1)	—	(11)	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(17)		—	—	—	17	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(22)	—	—	24	0.02
Equity method investee items	—	—	—	—	—		—	25	—	(25)	(0.02)
Adjusted (Non-GAAP)	$5,029	$(126)	$363	$4,792	$1,030	21.5%	$—	$(228)	$9	$3,981	2.87
Net earnings from divestiture - developed market gum business	(144)	—	—	(144)	(30)		—	—	—	(114)	(0.08)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$4,885	$(126)	$363	$4,648	$1,000	21.5%	$—	$(227)	$9	$3,866	$2.79
Currency										318	0.23
Adjusted @ Constant FX (Non-GAAP) - As Recast										$4,184	$3.02
Diluted Average Shares Outstanding											1,385

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(29)		—	164	—	(150)	(0.10)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	—		—	(41)	—	41	0.03
Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	962	20.8%	$—	$(270)	$14	$3,910	2.77
Net earnings from divestiture - developed market gum business	(112)	—	—	(112)	(24)		—	—	—	(88)	(0.07)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$4,653	$(148)	$297	$4,504	938	20.8%	$—	$(269)	$14	$3,821	$2.70
Diluted Average Shares Outstanding											1,413
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 4.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$834	$(24)	$86	$772	$270	35.0%	$3	$(85)	$1	$583	$0.42
Simplify to Grow Program	53	—	—	53	10		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	58	—	(43)	101	15		3	—	—	83	0.06
Acquisition integration costs and contingent consideration adjustments	40	(8)	—	48	15		—	—	—	33	0.03
Inventory step-up	5	—	—	5	2		—	—	—	3	—
Acquisition-related costs	12	—	76	(64)	(14)		—	—	—	(50)	(0.04)
Divestiture-related costs	6	—	—	6	6		—	—	—	—	—
Net earnings from divestitures	—	—	—	—	(1)		—	16	—	(15)	(0.01)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Remeasurement of net monetary position	14	—	—	14	—		—	—	—	14	0.01
Impact from pension participation changes	(1)	—	(3)	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	5		—	—	—	(5)	—
Loss on equity method investment transactions	—	—	—	—	(1)		(6)	—	—	7	0.01
Equity method investee items	—	—	—	—	—		—	18	—	(18)	(0.01)
Adjusted (Non-GAAP)	$1,302	$(32)	$116	$1,218	$298	24.5%	$—	$(51)	$1	$970	0.71
Net earnings from divestiture - developed market gum business	(45)	—	—	(45)	(11)		—	—	—	(34)	(0.03)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,257	$(32)	$116	$1,173	$287	24.5%	$—	$(51)	$1	$936	$0.68
Currency										69	0.05
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,005	$0.73
Diluted Average Shares Outstanding											1,375

	For the Three Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,204	$(28)	$89	$1,143	$238	20.8%	$3	$(103)	$2	$1,003	$0.71
Simplify to Grow Program	(62)	(1)	—	(61)	(15)		—	—	—	(46)	(0.03)
Mark-to-market (gains)/losses from derivatives	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Acquisition integration costs and contingent consideration adjustments	14	—	—	14	2		—	—	—	12	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net gain on acquisition and divestitures	1	—	—	1	(1)		—	—	—	2	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(6)		—	41	—	(39)	(0.03)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	1	—	(3)	4	—		—	—	—	4	—
Initial impacts from enacted tax law changes	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	—		(3)	—	—	3	—
Equity method investee items	—	—	—	—	—		—	(6)	—	6	0.01
Adjusted (Non-GAAP)	$1,171	$(29)	$86	$1,114	$219	19.7%	$—	$(68)	$2	$961	0.68
Net earnings from divestiture - developed market gum business	(36)	—	—	(36)	(7)		—	—	—	(29)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,135	$(29)	$86	$1,078	$212	19.7%	$—	$(67)	$2	$931	$0.66
Diluted Average Shares Outstanding											1,405
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
                                                            Schedule 4.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$679	$(30)	$71	$638	$184	28.8%	$6	$(85)	$1	$532	$0.39
Simplify to Grow Program	16	—	—	16	3		—	—	—	13	0.01
Intangible asset impairment charges	23	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	186	—	69	117	22		(3)	—	—	98	0.07
Acquisition integration costs and contingent consideration adjustments	27	—	(1)	28	6		—	—	—	22	0.02
Inventory step-up	20	—	—	20	5		—	—	—	15	0.01
Acquisition-related costs	292	—	—	292	—		—	—	—	292	0.21
Divestiture-related costs	6	—	—	6	2		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(2)		—	18	—	(16)	(0.01)
Incremental costs due to war in Ukraine	(7)	—	—	(7)	(2)		—	—	—	(5)	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(13)		—	—	—	13	0.01
Loss on equity method investment transactions	—	—	—	—	(1)		(3)	—	—	4	—
Equity method investee items	—	—	—	—	—		—	13	—	(13)	(0.01)
Adjusted (Non-GAAP)	$1,253	$(30)	$136	$1,147	$211	18.4%	$—	$(54)	$1	$989	0.72
Net earnings from divestiture - developed market gum business	(34)	—	—	(34)	(5)		—	—	—	(29)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,219	$(30)	$136	$1,113	$206	18.5%	$—	$(53)	$1	$959	$0.70
Currency										96	0.07
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,055	$0.77
Diluted Average Shares Outstanding											1,379

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Net earnings from divestitures	(6)	—	—	(6)	(8)		—	42	—	(40)	(0.02)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	—		—	6	—	(6)	—
Adjusted (Non-GAAP)	$1,230	$(34)	$80	$1,184	$272	23.0%	$—	$(57)	$4	$965	0.69
Net earnings from divestiture - developed market gum business	(30)	—	—	(30)	(7)		—	—	—	(23)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,200	$(34)	$80	$1,154	$265	23.0%	$—	$(57)	$4	$942	$0.67
Diluted Average Shares Outstanding											1,408
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
                                                             Schedule 4.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(3)	—	—	(3)	(7)		—	41	—	(37)	(0.03)
Incremental costs due to war in Ukraine	(15)	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	—		—	3	—	(3)	—
Rounding	—	—	—	—	—		—	—	—	—	(0.01)
Adjusted (Non-GAAP)	$1,097	$(31)	$77	$1,051	$209	19.9%	$—	$(54)	$1	$895	0.64
Net earnings from divestiture - developed market gum business	(39)	—	—	(39)	(8)		—	—	—	(31)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,058	$(31)	$77	$1,012	$201	19.9%	$—	$(54)	$1	$864	$0.62
Currency										70	0.05
Adjusted @ Constant FX (Non-GAAP) - As Recast										$934	$0.67
Diluted Average Shares Outstanding											1,389

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(8)		—	40	—	(36)	(0.03)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Adjusted (Non-GAAP)	$1,073	$(41)	$54	$1,060	$227	21.4%	$—	$(67)	$1	$899	0.63
Net earnings from divestiture - developed market gum business	(30)	—	—	(30)	(7)		—	—	—	(23)	(0.01)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—
Adjusted (Non-GAAP) - As Recast	$1,043	$(41)	$54	$1,030	$220	21.4%	$—	$(68)	$1	$877	$0.62
Diluted Average Shares Outstanding											1,416
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 4.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(1)	—	—	(1)	(10)		—	57	—	(48)	(0.03)
Incremental costs due to war in Ukraine	143	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	—		—	(9)	—	9	—
Adjusted (Non-GAAP)	$1,377	$(33)	$34	$1,376	$312	22.7%	$—	$(69)	$6	$1,127	0.81
Net earnings from divestiture - developed market gum business	(26)	—	—	(26)	(6)		—	—	—	(20)	(0.02)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,351	$(33)	$34	$1,350	$306	22.7%	$—	$(69)	$6	$1,107	$0.79
Currency										83	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,190	$0.85
Diluted Average Shares Outstanding											1,398

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Net gain on acquisition and divestitures	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	(1)	—	—	(1)	(7)		—	41	—	(35)	(0.03)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	—		—	(41)	—	41	0.03
Adjusted (Non-GAAP)	$1,291	$(44)	$77	$1,258	$244	19.4%	$—	$(78)	$7	$1,085	0.76
Net earnings from divestiture - developed market gum business	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—
Adjusted (Non-GAAP) - As Recast	$1,275	$(44)	$77	$1,242	$241	19.4%	$—	$(77)	$7	$1,071	$0.75
Diluted Average Shares Outstanding											1,422
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
                                                             Schedule 4.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(29)		—	164	—	(150)	(0.10)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	—		—	(41)	—	41	0.03
Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	$962	20.8%	$—	$(270)	$14	$3,910	2.77
Net earnings from divestiture - developed market gum business	(112)	—	—	(112)	(24)		—	—	—	(88)	(0.07)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$4,653	$(148)	$297	$4,504	$938	20.8%	$—	$(269)	$14	$3,821	$2.70
Currency										(117)	(0.08)
Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,704	$2.62
Diluted Average Shares Outstanding											1,413

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	(2)	—	—	(2)	(31)		—	220	—	(191)	(0.13)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	—		—	(48)	—	48	0.03
Adjusted (Non-GAAP)	$4,399	$(141)	$340	$4,200	$869	20.7%	$—	$(249)	$14	$3,566	2.47
Net earnings from divestiture - developed market gum business	(94)	—	—	(94)	(20)		—	—	—	(74)	(0.05)
Net earnings from divestiture - JDEP	—	—	—	—	—		—	—	—	—	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$4,305	$(141)	$340	$4,106	$849	20.7%	$—	$(249)	$14	$3,492	$2.42
Diluted Average Shares Outstanding											1,441
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 5.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Nine Months Ended September 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.92	$1.54	$1.38	89.6%
Simplify to Grow Program	0.04	0.04	—
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.14)	0.13	(0.27)
Acquisition integration costs and contingent consideration adjustments	0.08	0.03	0.05
Inventory step-up	—	0.01	(0.01)
Acquisition-related costs	—	0.23	(0.23)
Divestiture-related costs	0.03	0.01	0.02
Net earnings from divestitures	(0.02)	(0.07)	0.05
Incremental costs due to war in Ukraine	—	0.09	(0.09)
Remeasurement of net monetary position	0.04	0.02	0.02
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Initial impacts from enacted tax law changes	0.01	0.01	—
Gain on marketable securities	(0.33)	—	(0.33)
(Gain)/loss on equity method investment transactions	(0.25)	0.01	(0.26)
Equity method investee items	0.06	—	0.06
Adjusted EPS (Non-GAAP)	$2.46	$2.17	$0.29	13.4%
Net earnings from divestiture - developed market gum business	(0.11)	(0.06)	(0.05)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$2.35	$2.11	$0.24	11.4%
Impact of unfavorable currency	0.12	—	0.12
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.47	$2.11	$0.36	17.1%

Exhibit 99.1
Schedule 5.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended September 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.72	$0.39	$0.33	84.6%
Simplify to Grow Program	0.01	0.01	—
Intangible asset impairment charges	0.02	0.01	0.01
Mark-to-market (gains)/losses from derivatives	(0.01)	0.07	(0.08)
Acquisition integration costs and contingent consideration adjustments	0.04	0.02	0.02
Inventory step-up	—	0.01	(0.01)
Acquisition-related costs	—	0.21	(0.21)
Net earnings from divestitures	—	(0.01)	0.01
Remeasurement of net monetary position	0.02	0.01	0.01
Initial impacts from enacted tax law changes	0.01	0.01	—
Gain on marketable securities	(0.02)	—	(0.02)
Equity method investee items	0.03	(0.01)	0.04
Adjusted EPS (Non-GAAP)	$0.82	$0.72	$0.10	13.9%
Net earnings from divestiture - developed market gum business	(0.05)	(0.02)	(0.03)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.77	$0.70	$0.07	10.0%
Impact of unfavorable currency	0.03	—	0.03
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.80	$0.70	$0.10	14.3%

Exhibit 99.1
Schedule 5.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.69	$0.54	$0.15	27.8%
Simplify to Grow Program	0.01	0.01	—
Mark-to-market (gains)/losses from derivatives	(0.11)	0.08	(0.19)
Acquisition integration costs and contingent consideration adjustments	0.01	0.03	(0.02)
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	(0.03)	0.02
Incremental costs due to war in Ukraine	—	(0.01)	0.01
Remeasurement of net monetary position	0.02	0.01	0.01
Initial impacts from enacted tax law changes	—	0.01	(0.01)
Loss on marketable securities	0.11	—	0.11
Loss on equity method investment transactions	0.02	0.01	0.01
Rounding	—	(0.01)	0.01
Adjusted EPS (Non-GAAP)	$0.75	$0.64	$0.11	17.2%
Net earnings from divestiture - developed market gum business	(0.03)	(0.02)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.72	$0.62	$0.10	16.1%
Impact of unfavorable currency	0.03	—	0.03
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.75	$0.62	$0.13	21.0%

Exhibit 99.1
Schedule 5.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.52	$0.61	$0.91	149.2%
Simplify to Grow Program	0.02	0.02	—
Intangible asset impairment charges	—	0.04	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.02)	(0.01)
Acquisition integration costs and contingent consideration adjustments	0.03	(0.01)	0.04
Acquisition-related costs	—	0.02	(0.02)
Divestiture-related costs	0.02	—	0.02
Net earnings from divestitures	(0.02)	(0.03)	0.01
Incremental costs due to war in Ukraine	—	0.11	(0.11)
Remeasurement of net monetary position	0.01	—	0.01
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Gain on marketable securities	(0.43)	—	(0.43)
Gain on equity method investment transactions	(0.26)	—	(0.26)
Equity method investee items	0.03	—	0.03
Adjusted EPS (Non-GAAP)	$0.89	$0.81	$0.08	9.9%
Net earnings from divestiture - developed market gum business	(0.03)	(0.02)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.86	$0.79	$0.07	8.9%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.92	$0.79	$0.13	16.5%

Exhibit 99.1
Schedule 5.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.96	$3.04	$(1.08)	(35.5)%
Simplify to Grow Program	0.07	0.17	(0.10)
Intangible asset impairment charges	0.05	0.02	0.03
Mark-to-market (gains)/losses from derivatives	0.19	(0.17)	0.36
Acquisition integration costs and contingent consideration adjustments	0.05	(0.02)	0.07
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.19	0.01	0.18
Divestiture-related costs	0.01	0.01	—
Net earnings from divestitures	(0.08)	(0.10)	0.02
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Incremental costs due to war in Ukraine	0.09	—	0.09
Remeasurement of net monetary position	0.03	0.01	0.02
Impact from pension participation changes	0.01	0.02	(0.01)
Loss on debt extinguishment and related expenses	0.07	0.07	—
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.02	(0.39)	0.41
Equity method investee items	(0.02)	0.03	(0.05)
Adjusted EPS (Non-GAAP)	$2.87	$2.77	$0.10	3.6%
Net earnings from divestiture - developed market gum business	(0.08)	(0.07)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$2.79	$2.70	$0.09	3.3%
Impact of unfavorable currency	0.23	—	0.23
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$3.02	$2.70	$0.32	11.9%

Exhibit 99.1
Schedule 5.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.42	$0.71	$(0.29)	(40.8)%
Simplify to Grow Program	0.03	(0.03)	0.06
Mark-to-market (gains)/losses from derivatives	0.06	—	0.06
Acquisition integration costs and contingent consideration adjustments	0.03	0.01	0.02
Acquisition-related costs	(0.04)	—	(0.04)
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.03)	0.02
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Remeasurement of net monetary position	0.01	—	0.01
Loss on equity method investment transactions	0.01	—	0.01
Equity method investee items	(0.01)	0.01	(0.02)
Adjusted EPS (Non-GAAP)	$0.71	$0.68	$0.03	4.4%
Net earnings from divestiture - developed market gum business	(0.03)	(0.02)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.68	$0.66	$0.02	3.0%
Impact of unfavorable currency	0.05	—	0.05
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.73	$0.66	$0.07	10.6%

Exhibit 99.1
Schedule 5.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended September 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.39	$0.89	$(0.50)	(56.2)%
Simplify to Grow Program	0.01	0.06	(0.05)
Intangible asset impairment charges	0.01	—	0.01
Mark-to-market (gains)/losses from derivatives	0.07	(0.08)	0.15
Acquisition integration costs and contingent consideration adjustments	0.02	(0.03)	0.05
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.21	—	0.21
Net earnings from divestitures	(0.01)	(0.02)	0.01
Remeasurement of net monetary position	0.01	—	0.01
Initial impacts from enacted tax law changes	0.01	—	0.01
Gain on equity method investment transactions	—	(0.13)	0.13
Equity method investee items	(0.01)	—	(0.01)
Adjusted EPS (Non-GAAP)	$0.72	$0.69	$0.03	4.3%
Net earnings from divestiture - developed market gum business	(0.02)	(0.02)	—
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.70	$0.67	$0.03	4.5%
Impact of unfavorable currency	0.07	—	0.07
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.77	$0.67	$0.10	14.9%

Exhibit 99.1
Schedule 5.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.54	$0.76	$(0.22)	(28.9)%
Simplify to Grow Program	0.01	0.07	(0.06)
Intangible asset impairment charges	—	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	0.08	(0.02)	0.10
Acquisition integration costs and contingent consideration adjustments	0.03	—	0.03
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.03)	(0.03)	—
Incremental costs due to war in Ukraine	(0.01)	—	(0.01)
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	—	0.02	(0.02)
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.01	(0.27)	0.28
Rounding	(0.01)	—	(0.01)
Adjusted EPS (Non-GAAP)	$0.64	$0.63	$0.01	1.6%
Net earnings from divestiture - developed market gum business	(0.02)	(0.01)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.62	$0.62	$—	—%
Impact of unfavorable currency	0.05	—	0.05
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.67	$0.62	$0.05	8.1%

Exhibit 99.1
Schedule 5.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.61	$0.68	$(0.07)	(10.3)%
Simplify to Grow Program	0.02	0.07	(0.05)
Intangible asset impairment charges	0.04	—	0.04
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.07)	0.05
Acquisition integration costs and contingent consideration adjustments	(0.01)	—	(0.01)
Acquisition-related costs	0.02	0.01	0.01
Net earnings from divestitures	(0.03)	(0.03)	—
Incremental costs due to war in Ukraine	0.11	—	0.11
Loss on debt extinguishment and related expenses	0.07	0.07	—
Equity method investee items	—	0.03	(0.03)
Adjusted EPS (Non-GAAP)	$0.81	$0.76	$0.05	6.6%
Net earnings from divestiture - developed market gum business	(0.02)	(0.01)	(0.01)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.79	$0.75	$0.04	5.3%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.85	$0.75	$0.10	13.3%

Exhibit 99.1
Schedule 5.j
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.04	$2.47	$0.57	23.1%
Simplify to Grow Program	0.17	0.20	(0.03)
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark-to-market (gains)/losses from derivatives	(0.17)	(0.01)	(0.16)
Acquisition integration costs and contingent consideration adjustments	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.10)	(0.13)	0.03
Costs associated with JDE Peet’s transaction	—	0.20	(0.20)
Remeasurement of net monetary position	0.01	0.01	—
Impact from pension participation changes	0.02	0.01	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	0.10	(0.03)
Impact from resolution of tax matters	—	(0.02)	0.02
Initial impacts from enacted tax law changes	0.07	0.02	0.05
Gain on equity method investment transactions	(0.39)	(0.55)	0.16
Equity method investee items	0.03	0.03	—
Adjusted EPS (Non-GAAP)	$2.77	$2.47	$0.30	12.1%
Net earnings from divestiture - developed market gum business	(0.07)	(0.05)	(0.02)
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$2.70	$2.42	$0.28	11.6%
Impact of favorable currency	(0.08)	—	(0.08)
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.62	$2.42	$0.20	8.3%